As filed with the Securities and Exchange Commission on April 27, 2026

Registration No.    333-232454

811-06459

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 7

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 97

Merrill Lynch Life Variable Annuity Separate Account A

(Exact Name of Registrant)

Transamerica Life Insurance Co

(Name of Depositor)

6400 C Street SW

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Life Insurance Co

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2026 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

MERRILL LYNCH RETIREMENT PLUSSM VARIABLE ANNUITY
Issued Through
MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A AND MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B
By
TRANSAMERICA LIFE INSURANCE COMPANY
Sales of this Policy were discontinued for new purchasers effective July 20, 2009.
This prospectus describes information You should know before You purchase a Merrill Lynch Retirement PlusSM Variable Annuity variable annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company (“us,” “we,” “our” or “Company” ). This is an flexible premium individual deferred variable annuity policy, also known as a modified single premium individual deferred variable annuity policy. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the underlying fund portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the underlying fund portfolios. Please read them carefully before You invest and keep them for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. The Policy is a complex investment vehicle and involves risks including potential loss of principal. The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender chargers, taxes, and tax penalties. Our financial obligations under the Policy are subject to our financial strength and claims-paying ability. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2026

ii

GLOSSARY OF TERMS
Accumulation Unit - An index used to compute the value of the Policy Owner’s interest in a Subaccount prior to the Annuity Date.
Annuitant - The person on whose continuation of life annuity payments may depend.
Annuitize (Annuitization)- When You switch from the Accumulation Period to the income phase and we begin to make annuity payments to You (or Your designee).
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99(earlier if required by state law).
Annuity Date- The date on which annuity payments begin. The Annuity Date must occur by the older Annuitant’s 90th birthday.
Beneficiary(ies) - The person(s) designated by You to receive payment upon the death of an Owner prior to the Annuity Date.
Business Day- A day when the New York Stock Exchange is open for regular trading. Business Day may be referred to as Market Day in Your Policy.
Fixed Account- One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Individual Retirement Account or Annuity (“IRA”) - A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).
Investment Option(s) - The Subaccounts and the Fixed Account.
Net Investment Factor - An index used to measure the investment performance of a Subaccount from one Valuation Period to the next.
Nonqualified Policy - A Policy issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.
Owner (You, Your)- The person who may exercise all rights and privileges under the Policy.
Policy - This Policy is known as a flexible premium individual deferred variable annuity or a modified single premium individual deferred variable annuity. May also be referred to as a contract in certain documentation.
Policy Anniversary - The same date each year as the date of issue of the Policy.
Policy Value- On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
●
premium payments; minus
●
gross withdrawals (withdrawals plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus or minus any Excess Interest Adjustment plus taxes (on the withdrawal)); plus
●
interest credited in the Fixed Account; plus
●
accumulated gains in the Separate Account; minus
●
accumulated losses in the Separate Account; minus
●
service charges, rider fees, premium taxes, transfer fees, and other charges (including those imposed upon termination), if any.
Policy Year - The period from on Policy Anniversary to the day preceding the next Policy Anniversary.
Portfolio Company(ies)- The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Qualified Policy - A Policy issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.
Required Beginning Date- April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per Code section 401(a)(9)(C). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6(a)(3), then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6(k).
Roth Individual Retirement Account or Annuity(“Roth IRA Account”) - A retirement arrangement meeting the requirements of Section 408A of the IRC.

Service Center - Where You send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 6400 C Street SW, Cedar Rapids, IA 52499, or by phone at (800)525-6205.
Separate Account- Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) and Merrill Lynch Life Variable Annuity Separate Account B (“Account B”), are Separate Accounts established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value- The portion of the Policy Value that is invested in the Separate Account.
Subaccount- A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
Systematic Free Withdrawal - The amount that an annuity contract Owner may withdraw each year without incurring any early withdrawal fees.
Tax Sheltered Annuity(TSA) - A Policy issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.
Valuation Period - The interval from one determination of the net asset value of a Subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

Overview of the policy
Purpose
The Merrill Lynch Retirement PlusSM Variable Annuity is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated Beneficiaries.
This Policy may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long-term investment horizon. Although You have the ability to make partial withdrawals and/or surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen Investment Options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long-term investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Share Classes
There are two Share Classes sold under the Policy. The Merrill Lynch Retirement PlusSM Variable Annuity Account A features six-year surrender charge period and base Separate Account annual expenses of 1.35%. The Merrill Lynch Retirement PlusSM Variable Annuity Account B features a six-year surrender charge period and base Separate Account annual expense of 0.65%
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your premium payments and Policy Value in:
●
Underlying fund portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
●
The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix – Investment Options Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy Value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. Merrill Lynch Retirement PlusSM Variable Annuity Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any premium payments in addition to the initial minimum premium payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose. The Policy is available as a non-qualified or Qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.

Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You may be subject to a negative Excess Interest Adjustment and/or have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal, (2) receiving a payment from us; or (3) payment of a death benefit; (4) or as required under the Internal Revenue Code for Certain transactions.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated Beneficiaries at least the Policy Value or as required under the Internal Revenue Code for certain transactions. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated Beneficiaries upon Your death.
Additional Services. At no additional charge, You may select the following additional services:
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain Investment Options on a monthly basis.
Systematic Withdrawals. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES			Location in Prospectus
Are There Transaction Charges
Yes. In addition to surrender charges, You also may be assessed a transfer fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
				Annuity Policy Fee Tables and Expense Examples
Are There Ongoing Fees and Expenses? (annual charges)
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Investment Options Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	0.65%	1.35%
	Policy Maintenance Charge[2]	$0	$40
	Portfolio Company (underlying fund portfolio fees and expenses)[3]	0.13%	1.55%
	1 As a percentage of average Separate Account Value.
	[2] Based on Policy Value.
	3 As a percentage of Portfolio Company assets.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,528	Highest Annual Cost $3,697
	Assumes:	Assumes:
	●Investment of $100,000 ●5% annual appreciation ●Least expensive Portfolio Company fees and expenses ●No optional benefits ●No sales charges ●No additional purchase payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges
●No additional purchase
payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy

	RISKS	Location in Prospectus
Is This a Short-Term Investment
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy, depending on the share class. Surrender charges will reduce the value of Your Policy if
You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses Tax Information
What are the Risks Associated with Investment Options?
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Transaction Expenses Investment Options Available Under the Policy
What are the Risks Related to the Insurance Company?
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)525-6205.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company, the Separate Account, the Portfolio Companies
	RESTRICTIONS	Location in Prospectus
Are there Restrictions on the Investment Options?
Yes.●We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Expenses - Transaction Expenses Transfers Market Timing and Disruptive Trading
Are There Restrictions on Policy Benefits?
Yes.●Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
●Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
●In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Benefits Available Under the Policy Estate Enhancer Benefit Guaranteed Minimum Income Benefit Rider

	TAXES	Location in Prospectus
What Are the Policy’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an Individual Retirement Account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professional Compensated?
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, LLC. (“TCL”) is the principal underwriter may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Selling the Policy
Should I Exchange My Policy?
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. Please refer to Your Policy Specification page for information about the specific fees You will pay each year bases on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals. State premium taxes may also be deducted.
Transaction Expenses:
Sales Load Imposed on Premium Payments	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)1)
Complete Years Elapsed Since Payment of Premiums
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%
Transfer Fee2)	$25
Annual Contract Expenses:
The next table describes the fees and expenses that You will pay each year during the time that You own the policy, not including portfolio fees and expenses.
Annual Policy Maintenance Charge3)	$40
Base Contract Expenses4) (as a % of average Separate Account Value)
Total Account A Annual Expenses	1.35%
Total Account B Annual Expenses	0.65%
Optional Benefit Expenses:
Estate Enhancer Charge5)	0.25%
Guaranteed Minimum Income Benefit6)	0.50%
NOTES TO FEE TABLE
Transaction Expenses:
1)Sales Charge
We may impose a deferred sales charge only if You withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.
2) Transfer Charges
There is no charge for the first 6 transfers among Account A Subaccounts in a Policy Year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A Subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B. (See Transfers)

3) Policy Maintenance Charge
The Policy maintenance charge will be assessed per Policy at the end of each Policy Year if the Policy Value is less than $50,000 and upon a full withdrawal if other than on the Policy Anniversary to reimburse us for expenses related to maintenance of the Policy. We waive this charge on all policies with a Policy Value of at least $50,000 on the Policy Anniversary and in certain circumstances where You own more than three policies. The charge ends on the Annuity Date.
Tax Charges
We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See Tax Status of a Nonqualified Policy.)
Premium Taxes
Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the Policy Value on the Annuity Date.
Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from Your Policy Value until the Annuity Date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Policy. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the Policy Owner’s state of residence, our status within that state, and the premium tax laws of that state.
Annual Contract Expenses
4) Base Contract Expenses:
Mortality & Expense Risk Charge
We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Policy. The expense portion compensates us for expense risks we assume if the Policy maintenance and administration charges aren’t enough to cover all Policy maintenance and administration expenses. The charge equals 1.25% annually for
Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the Annuity Date.
Administration Charge
We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Policy. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the Annuity Date
Portfolio Company Expenses
In calculating net asset values, the Portfolio Company deducts advisory fees and operating expenses from assets. See Annuity Policy Fee Table and Expense Examples. Information about those fees and expenses also can be found in the prospectuses for the Portfolio Companies, and in the applicable Statement of Additional Information for each underlying fund portfolio.
Optional Riders
5) Estate Enhancer Charge
If You elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of Your Policy Values as of the end of each of the prior four Policy quarters. We also impose a pro rata amount of this charge upon surrender, Annuitization, death, or termination of the Rider. This charge ends on the Annuity Date.

6) Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)
The figure shown is an annualized percentage of the GMIB Benefit Base. On the last Business Day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from Your Account A value on the last Business Day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Policy. This fee ends on the Annuity Date. For policies issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.
Annual Portfolio Company Expenses:
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix – Investment Options Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses	0.13%	1.55%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursement	0.13%	1.54%
Expense Examples(1)
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This would include the maximum annual Portfolio Company Expenses (including Fund Facilitation Fee, if applicable) Total Account A Expenses and the Guaranteed Minimum Income Benefit expenses. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If You Surrender the Policy at the end of the applicable time period
Assuming the maximum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$10,090	$15,991	$22,065	$40,136
Assuming the minimum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$8,073	$9,746	$11,193	$17,923
If You Annuitize or remain invested in the Policy at the end of the applicable time period.
Assuming the maximum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$ 3,697	$11,293	$19,167	$40,136
Assuming the minimum fees and expenses of any Fund, Your cost would be:
1 Year	3 Years	5 Years	10 Years
$1,528	$4,746	$8,193	$17,923

(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. The Examples don't reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Examples may be assessed during the income phase of the Policy.

Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the underlying fund portfolio You select. Each underlying fund portfolio may have its own unique risks. We reserve the right to remove or substitute underlying funds, to impose investment restrictions and to limit additional purchase payments or transfers between investment options.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment Risk. You bear the risk of any decline in the Policy Value caused by the performance of the underlying fund portfolios held by the Subaccounts. Those Portfolio Companies could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders offered under the Policy restrict Your choice of available underlying fund portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the riders from our own assets. These restrictions could result in an opportunity cost – in the form of underlying fund portfolios that You did not invest in that ultimately generated superior investment performance. Thus, You should consider these underlying fund portfolio restrictions when deciding whether to elect an optional benefit that features such restrictions.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of The Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, The separate account, and portfolio companies
Transamerica Life Insurance Company
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. All obligations arising under the policies, including the promise to make annuity payments, and payment of any amounts held in the Fixed Account are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In Reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Financial Condition of the Company
We pay benefits under Your Policy from our general account assets and/or from Your Policy Value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account and may not be charged with liabilities arising from any other business that we may conduct. Policy value allocated to a variable option will vary based on the investment experience of the corresponding Portfolio Company in which the variable option invests. There is a risk of loss of the entire amount vested. For more information see The Separate Account below.
Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy Value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocate premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Owners are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – https://www.ambest.com/home/default.aspx, https://www.moodys.com/ and https://www.spglobal.com/ratings/en/.
The Separate Accounts
As You direct, we will put premiums into Subaccounts of Account A and/or Account B corresponding to the underlying fund portfolios in which we invest Your Policy Value. For the first 14 days following the date of issue, we put all premiums You’ve directed into Account A into the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A Subaccounts You’ve selected. Currently, You may allocate premiums or Policy Value among 18 of the available Subaccounts. Generally, within certain limits You may transfer Account A value periodically among Account A Subaccounts.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this Prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
We own all underlying fund portfolio shares held in the Accounts. As the Owner we have the right to vote on any matter put to vote at any underlying fund portfolio’s shareholder meetings. However, we will vote all underlying fund portfolio shares attributable to policies by following instructions we receive from You. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares You may give voting instructions on by dividing Your interest in a Subaccount by the net asset value per share of the corresponding underlying fund portfolio. We’ll determine the number of shares You may give voting instructions on as of a record date we choose. We may vote underlying fund portfolio shares in our own right if laws change to permit us to do so.
You have voting rights until the Annuity Date. You may give voting instructions concerning:
(1)
the election of underlying fund portfolio’s Board of Directors;
(2)
ratification of underlying fund portfolio’s independent accountant;
(3)
approval of the investment advisory agreement for a underlying fund portfolio corresponding to Your selected Subaccounts;

(4)
any change in a fundamental investment Policy of a underlying fund portfolio corresponding to Your selected Subaccounts; and
(5)
any other matter requiring a vote of the underlying fund portfolio’s shareholders.
THE ANNUITY POLICY
An annuity is a contract between You (the Owner), and an insurance company (in this case us), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, Your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means You are not taxed until You take money out of Your annuity. After You Annuitize, Your annuity switches to the income phase.
The Policy is a “deferred” annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. Your individual investment and Your rights are determined primarily by Your own Policy.
The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional premium payments of at least $50 (but not more than the stated maximum total premium payment amount) until the Annuity Commencement Date. You are not required to make any additional premium payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the accumulation period depends upon the performance of Your Subaccounts. You could lose the amount You allocate to the Separate Account. The amount of annuity payments You receive from the Separate Account during the income phase also depends upon the investment performance of Your Subaccount.
We do not guarantee that the Fixed Account will always be available. If the Fixed Account is offered it will offer interest at a rate(s) that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that we may offer and that You select.
Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
The Accounts will purchase and redeem shares of the underlying fund portfolios at net asset value to provide benefits under the Policy. Underlying fund portfolio distributions to the Accounts are automatically reinvested at net asset value in additional shares of the underlying fund portfolios.
Policy Issue Requirements
We will not issue a Policy unless:
●
we receive in good order (See Sending Forms and Transaction Requests in Good Order) all information needed to issue the Policy;
●
we receive in good order (at our Administrative Office) a minimum initial premium (including anticipated premiums from 1035 exchanges on Nonqualified Policies and transfers or rollovers on qualified policies as indicated on Your application or electronic order form) payment
●
the Annuitant, Owner, and any joint Owner are age 90 or younger (the limit may be lower for qualified policies); and
●
the Owner and Annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application.

Premium Payments
Minimum and Maximum Premiums
The initial premium payment must be $5,000 or more on a Nonqualified Policy and $2,000 or more on an IRA Policy. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the Annuity Date We may refuse to accept additional premiums under Your Policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on Your life (or the life of any older co-Owner) exceed $1,000,000. Maximum annual contributions to qualified policies are limited by Federal law. We reserve the right to reject premium payments for any other reason.
How to Make Payments
You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from Your MLPF&S brokerage account. We reserve the right to reject any form of payment. We do not accept cash or money orders. Any unacceptable forms of payment will be returned.
Third Party Checks
We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.
Premium Investments
For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A Subaccounts You selected.
Currently, You may allocate Your premium among the available Subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to Subaccount 1, 58% allocated to Subaccount 2, and 30% allocated to Subaccount 3. However, You may not allocate 33 1/3% to Subaccount 1 and 66 2/3% to Subaccount 2. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of Subaccounts to which future allocations may be made.
Accumulation Units
Each Subaccount has a distinct value, called the Accumulation Unit value. The Accumulation Unit value for a Subaccount varies daily with the performance and expenses of the corresponding underlying fund portfolio. We use this value to determine the number of Subaccount Accumulation Units represented by Your investment in a Subaccount.
How Are My Policy Transactions Priced? We calculate an Accumulation Unit value for each Subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that Accumulation Units in Your Policy are purchased (added to Your Policy) or redeemed (taken out of Your Policy), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a Subaccount, units are purchased. For payment of Policy proceeds (i.e., withdrawals, surrenders, Annuitization, and death benefits), transfers out of a Subaccount, and deduction for the Policy maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.
How Do We Determine The Number of Units? We determine the number of Accumulation Units purchased by dividing the dollar value of the premium payment or the amount transferred into the Subaccount by the value of one Accumulation Unit for that Subaccount for the Valuation Period in which the premium payment or transfer is made. Similarly, we determine the number of Accumulation Units redeemed by dividing the dollar value of the amount of the Policy proceeds (i.e., withdrawals, surrenders, Annuitization, and death benefits), transfers out of a Subaccount, and deductions for any Policy fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a Subaccount by the value of one Accumulation Unit for that Subaccount for the Valuation Period in which the redemption is made. The number of Subaccount Accumulation Units for a Policy will therefore increase or decrease as these transactions are made. The number of Subaccount Accumulation Units for a Policy will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the Accumulation Unit value.

When we establish a Subaccount, we set an initial value for an Accumulation Unit (usually, $10). Accumulation Unit values increase, decrease, or stay the same from one Valuation Period to the next. An Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. For any Subaccount, we determine the Net Investment Factor by dividing the value of the assets of the Subaccount for that Valuation Period by the value of the assets of the Subaccount for the preceding Valuation Period. We subtract from that result the Valuation Period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the Net Investment Factor.
We may adjust the Net Investment Factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See Other Charges.)
Policy Value
You should expect Your Policy Value to change from Valuation Period to Valuation Period. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on each Business Day and ends at the close of regular trading on the next succeeding Business Day. A Business Day is each day that the New York Stock Exchange is open for business. Regular trading on the New York Stock Exchange usually closes at 4:00 p.m., Eastern Time. Holidays are generally not Business Days.
INVESTMENT options
General Information and Investment Risks
Information about investment objectives, management, policies, restrictions, expenses and all other aspects of underlying fund portfolio operations can be found in the underlying fund portfolio’s prospectuses and Statements of Additional Information. Read these carefully before investing. Underlying fund portfolio shares are currently sold to our Separate Accounts as well as Separate Accounts of Transamerica Life Insurance Company (an indirect wholly owned subsidiary of Transamerica Corporation), and insurance companies affiliated or not affiliated with us, to underlying fund portfolio benefits under certain variable annuity and variable life insurance policies. Shares of these underlying fund portfolio’s may be offered in the future to certain pension or retirement plans.
Generally, You should consider the underlying fund portfolios as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of the underlying fund portfolios may not be appropriate as the exclusive investment to underlying fund portfolio a Policy for all Policy Owners. The underlying fund portfolio prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any underlying fund portfolio will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well the Portfolio Company management anticipates changes in economic conditions.
Selection of Underlying Fund Portfolio
We select the underlying fund portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the underlying fund portfolio adviser is one of our affiliates or whether the underlying fund portfolio, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see Certain Payments We Receive With Regard to the Funds. We review the underlying fund portfolio’s periodically and may remove a underlying fund portfolio or limit its availability to new premiums and/or transfers of Policy Value if we determine that the underlying fund portfolio no longer meets one or more of the selection criteria, and/or if the underlying fund portfolio has not attracted significant allocations from Policy Owners. You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the underlying fund portfolio that is available to You, including each underlying fund portfolio’s prospectus, statement of additional information, and annual and semi/annual reports. After You select Subaccounts for Your initial premium payment, You should monitor and periodically reevaluate Your allocations to determine if they are still appropriate.

The underlying fund portfolios available under the Policy are listed in Appendix – Investment Options Available Under the Policy. In addition, information regarding each underlying fund portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix – Investment Options Available Under the Policy. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800)525-6205 or by visiting our website at http://dfinview.com/Transamerica/TAHD/89345P267?site=VAVUL
Purchases and Redemptions of Underlying Fund Portfolio Shares; Reinvestment
The Accounts will purchase and redeem shares of the underlying fund portfolio at net asset value to provide benefits under the Policy. Underlying fund portfolio distributions to the Accounts are automatically reinvested at net asset value in additional shares of the underlying fund portfolios.
The Company does not provide investment advice and does not recommend or endorse any particular underlying fund portfolio. You bear the risk of any decline in the Policy Value of Your Policy resulting from the performance of the underlying fund portfolios You have chosen.
Material Conflicts, Substitution of Investments and Changes to Accounts
The underlying fund portfolios sell their shares to our Separate Accounts in connection with variable annuity and/or variable life insurance products and may also sell their shares to Separate Accounts of affiliated and/or unaffiliated insurance companies. Certain underlying fund portfolio’s may also offer their shares to pension and retirement plans and to “underlying fund portfolio of underlying fund portfolio’s” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their Separate Accounts, and/or to qualified plans).
It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance Separate Accounts investing in the underlying fund portfolios. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance Policy Owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance Policy Owners. If a conflict occurs, we may be required to eliminate one or more Subaccounts of Account A or Account B or substitute a new Subaccount. In responding to any conflict, we will take the action we believe necessary to protect our Policy Owners.
We may substitute a different Investment Option for any of the current underlying fund portfolios. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing Policy Value or the future premium payments, or both for some or all classes of policies. Furthermore, we may close Subaccounts to allocation of new premium payments or incoming transfers of Policy Value, or both, for some or all classes of policies at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify You of any substitutions.
We may also add new Subaccounts to either Account, eliminate Subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or account to another Subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify You of any changes.
Transfers
Transfers Among Account A Subaccounts
Before the Annuity Date. You may transfer all or part of Your Account A value among the available Subaccounts up to six times per Policy Year without charge. You may make more than six transfers among available Subaccounts during a Policy Year, but we may charge $25 per extra transfer. Currently, we do not charge a transfer fee, but reserve the right to do so. You may elect a Dollar Cost

Averaging feature so that money You’ve put in the Account A BlackRock Government Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts You select without charge. We may impose additional restrictions on transfers. See Transfers.
Transfers From Account A to Account B
Once each Policy Year. You may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same Policy Year.
This is the only amount You may transfer from Account A to Account B during a Policy Year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity was not designed to accommodate market timing or facilitate frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, Beneficiaries and Portfolio Companies. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our ability to detect or prevent any such trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Portfolio Companies, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine that You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust Portfolio Companies which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller underlying fund portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
●
impose redemption fees on transfers; or
●
expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
●
provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying fund portfolio’s or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of preventative transfer restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable Investment Options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund portfolio shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the Investment Options under the variable insurance product. In addition, we may not honor transfer requests if any variable Investment Options that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the Portfolio Companies describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective underlying fund portfolios.

We are required to provide to an underlying fund portfolio or its payee certain information about the trading activity of individual Owners. We may be required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, if identified by an underlying fund portfolio as violating frequent trading policies.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolio companies’ ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of underlying fund portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
EXPENSES
Transaction Expenses
We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the Policy, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. See Withdrawals and Surrenders. In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from policies purchased by our employees or our affiliates or from policies purchased by the employees’ spouses or dependents.
The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.
The following schedule shows the withdrawal charges that apply during the seven years following each purchase payment:
Number of Complete Years Elapsed Since Premium Was Paid	Contingent Deferred Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%
The charge is calculated on total premiums withdrawn from Account A. If, however, Your account value at the time of withdrawal is less than Your premiums paid in, the charge is based on Your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any Policy Year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Sales Charge Works
Example. If You made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If You had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when You withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment You made to Account A grew to $6,000 due to positive investment experience, and You withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).
We deduct the charge on a pro rata basis from among the Subaccounts You’re invested in, based on the ratio of Your Subaccount value to Your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.
Pro Rata Deductions
Example. Kim Investor’s Retirement Plus®Policy has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the Policy, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.
See Withdrawals and Surrenders and Accumulation Units for a discussion of the effect the deduction of this charge will have on the number of Accumulation Units credited to a Policy.)
There are charges and expenses associated with Your Policy that reduce the return on Your investment in the Policy. In addition to the following charges, there are optional benefits that if selected, asses additional charges. Please see ADDITIONAL FEATURES for more information.
Charges and Deductions
We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.
Other Charges
Tax Charges
We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. See Tax Status of a Nonqualified Policy
Premium Taxes
Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the Policy Value on the Annuity Date.
Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from Your Policy Value until the Annuity Date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Policy. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the Policy Owner’s state of residence, our status within that state, and the premium tax laws of that state.
Transfer Fee
You may make up to six transfers among Account A Subaccounts per Policy Year without charge. If You make more than six, we may, but currently do not, charge You $25 for each extra transfer. See Transfers.

Base Contract Expenses
Mortality and Expense Risk Fees
We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the Annuity Date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the Policy. These guarantees include making annuity payments which won’t change based on our actual mortality experience and providing a guaranteed minimum death benefit under the Policy.
The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the Policy maintenance and administration charges be insufficient to cover all Policy maintenance and administration expenses.
The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss.
If the charge exceeds the actual expenses, we will add the excess to our profit, and it may be used to finance distribution expenses. The charge will never increase.
Administrative Charges
We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Policy. We deduct the charge daily only from the net asset value of Account A prior to the Annuity Date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional Policy transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.
Policy Maintenance Charge
We charge $40 for each Policy each year to reimburse us for expenses related to maintenance of the Policy. These expenses include issuing policies, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from Your Policy Value at the end of each Policy Year that occurs on or before the Annuity Date. We won’t deduct it after the Annuity Date. We also deduct the charge if You surrender the Policy on any date besides a Policy Anniversary. We deduct the charge on a pro rata basis from among all Subaccounts in which Your Policy Value is invested. The Policy maintenance charge will never increase.
We’ll waive this charge on all policies with a Policy Value equal to or greater than $50,000 on the date the charge would normally be deducted. Currently, a Policy Owner of three or more of these policies will be assessed no more than $120 in Policy maintenance charges annually. We reserve the right to change this limit at any time.
Estate Enhancer Benefit Charge
If You elect the Estate Enhancer benefit, we deduct a charge at the end of each Policy Year equal to 0.25% annually of the average of the Policy Values as of the end of each of the prior four Policy quarters. We won’t deduct this charge after the Annuity Date. We will impose a pro rata amount of this charge upon surrender, Annuitization, death or termination of the rider between Policy anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.
GMIB Fee
If You elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last Business Day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For policies issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from Your Account A value on the last Business Day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last Business Day of that month or was not in effect as of the last Business Day of the prior month. The GMIB Fee is withdrawn from each Subaccount of Account A in the same proportion that Your value in each Subaccount of Account A bears to Your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the Annuity Date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Policy.

Certain Payments We Receive With Regard to the Underlying Fund Portfolio’s
We (and/or our affiliates) may directly or indirectly receive payments, which may be significant, from the underlying fund portfolios, their advisers, sub-advisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments.
● Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some underlying fund portfolios. These fees are deducted from the assets of the underlying fund portfolio and decrease the underlying fund portfolio’s investment returns. The percentages differ, and some underlying fund portfolios may pay more than others. Currently, these fees annually range from 0.0% to 0.35% of the average daily assets of the underlying fund portfolios attributable to the Policy and to certain other variable insurance policies that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.
● Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the underlying fund portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from underlying fund portfolio assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these investment advisory fees (see the underlying fund portfolio’s prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular underlying fund portfolios attributable to the Policy and to certain other variable insurance policies that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.
The combined percentages we receive with regard to each underlying fund portfolio currently range from 0.00% to 0.35% annually. Proceeds from these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see Other Information – Selling the Policy in this prospectus.
general description of the policy
Ownership
The Policy Owner is entitled to exercise all rights under the Policy. Unless otherwise specified, the purchaser of the Policy will be the Policy Owner. The Policy can be owned by a trust or a corporation. However, special tax rules apply to policies owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts.
You should consult Your financial professional if the annuity will be owned by a “non-natural person.” If You are a human being, You are considered a “natural person.” You may designate a Beneficiary. If You die, the Beneficiary will receive a death benefit. You may also designate an Annuitant. You may change the Annuitant at any time prior to the Annuity Date. If You don’t select an Annuitant, You are the Annuitant. If the Policy is an IRA. the Owner must be the Annuitant. Please note that if You purchase Your Policy through a custodial account, the Owner of the Policy will be the custodial account and the Annuitant must generally be the custodial account Owner.
If a non-natural person owns the Policy and changes the Annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a Policy Owner. We will then pay the Beneficiary the Policy Value, less any applicable fees and charges.
Only spouses may be co-Owners of the Policy, except in Pennsylvania, New Jersey, and Oregon. When the Policy is issued in exchange for another Policy that was co-owned by non-spouses, the Policy will be issued with non-spousal co-Owners. When co-Owners are established, they exercise all rights under the Policy jointly unless they elect otherwise. Co-Owner spouses must each be designated as Beneficiary for the other in order for the surviving spouse, if eligible, to continue the Policy under the spousal continuation provision upon the death of the other spousal co-Owner. Co-Owner spouses may also designate a contingent Beneficiary to receive benefits on the surviving spouse co-Owner’s death. The surviving spouse may later name a new Beneficiary, provided the original “contingent Beneficiary” designation is not irrevocable. Qualified policies may not have co-Owners. See Spousal Continuation later in this Prospectus.

Please note that non-spousal co-Owners in Pennsylvania, New Jersey and Oregon are not able to continue the Policy or any guaranteed benefit, such as the GMIB, if one co-Owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).
Assignment
You may assign the Policy to someone else by giving notice to our Service Center unless not permitted by law in Your state. Please refer to Your Policy. Only complete ownership of the Policy may be assigned to someone else. You can’t do it in part. An assignment to a new Owner cancels all prior Beneficiary designations except a prior irrevocable Beneficiary designation. Assignment of the Policy may have tax consequences or may be prohibited on certain qualified policies, so You should consult with a qualified financial professional before assigning the Policy. See Tax Information.
Certain Offers
From time to time, the Company has (and may again) offered some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When the Company makes an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as Policy Value, and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for it, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of underlying fund portfolios distributed to the applicable Investment Options. The dollar amount will be used to purchase new Accumulation Units at the then current price In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, underlying fund portfolios will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new Accumulation Units may be worth more or less than the units You previously owned. Generally, unless You return the original company check, Your annuity Policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the underlying fund portfolios have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
ACCESS TO YOUR MONEY
Withdrawals and Surrenders
We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses

You can withdraw money from the Policy. Withdrawals from Account A are generally subject to a sales charge (see Sales Charge). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a Policy Year do not exceed the “free withdrawal amount” determined as of the date we receive Your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that Policy Year, where:
(a)=10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; And
(b)=Your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.
You may take Your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A You may elect, once per Policy Year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.
We don’t impose a sales charge on withdrawals from Account B.
Once each Policy Year You may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge see Withdrawals and Surrenders.
A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59½. Withdrawals from tax sheltered annuities are restricted see Tax Information.
When and How Withdrawals are Made. Withdrawals are subject to tax and prior to age 59½ may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that withdrawals You request from a Tax ShelteredAnnuity. Policy comply with applicable tax requirements before we process Your request. See Tax Information.
Lump Sum Withdrawals. We don’t impose a sales charge on the withdrawals in any Policy Year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:
(a)=10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b)=Your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.
Any amount previously withdrawn from Account A during that Policy Year plus any amount previously transferred from Account A to Account B during that Policy Year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The Policy Value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59½ may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. See Tax Information.
Example. Assume that You pay an initial premium of $100,000 and a Policy is issued on November 1, 2008. Assume that You allocate all premiums to Account A and that Your Policy Value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, You withdraw $20,000.
The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that Policy Year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of Your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.
Unless You direct us otherwise, withdrawals will be taken from Subaccounts in the same proportion as the Subaccounts of the Account from which the withdrawal is made bear to Your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct Your withdrawal to be paid into Your bank account or other financial institution or sent to the address of record. Where You or Your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering Your call, we will consider telephone withdrawal requests to be received the following Business Day. See Other Information.
Withdrawals will reduce Your Policy Value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by Your Policy. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to Your benefits or guarantees. The impact of withdrawals generally on Your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a Policy purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A
You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any Policy Year to the Systematic Free Withdrawal amount which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that Policy Year, less any prior amount transferred from Account A to Account B during that Policy Year. No sales charges apply to systematic withdrawals of the Systematic Free Withdrawal amount.
We reserve the right to change the limitation on the total amount available through systematic withdrawals in a Policy Year at any time. However, You will always be permitted to make systematic withdrawals in a Policy Year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that Policy Year, less any prior amount transferred from Account A to Account B during that Policy Year.
Systematic withdrawals allow You to access Your Systematic Free Withdrawal amount and are in addition to the one lump sum transfer to Account B allowed each Policy Year to access that amount.
The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same Policy Year, exceed the Systematic Free Withdrawal amount as described above.
You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, You cannot begin them again before the next Policy Year. Amounts available for withdrawal cannot be carried over to subsequent Policy Years. You have from the Policy Anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.
Automatic Withdrawals from Account B
You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each Policy Year. Once canceled, You can’t activate the program again until the next Policy Year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.
Considerations When Taking a Withdrawal from Your Policy
As stated previously, You can access cash from Your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on Your GMDB, Policy Value, and Your ability to make future withdrawals. Please note that:
●
You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which You may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current Policy Year and before the next Policy Anniversary. If You activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate Your systematic withdrawal program from Account A.
●
If You take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the Systematic Free Withdrawal amount for that Policy Year will be reduced dollar-for-dollar.
●
You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.
●
If You take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each Subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of Your systematic withdrawal program from Account A or Your automatic withdrawal program from Account B.
Minimum Amounts
The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the Policy after You make a withdrawal. We reserve the right to change these minimums.

Surrenders
At any time before the Annuity Date You may surrender the Policy through a full withdrawal. Any request to surrender the Policy must be in writing. The Policy (or an affidavit of a lost Policy) must be delivered to our Service Center. We will pay You an amount equal to the Policy Value as of the end of the Valuation Period when we process the surrender, minus any applicable sales charge, minus any applicable Policy maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See Charges and Deductions.) Surrenders are subject to tax and, prior to age 59½, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59½, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another Tax Sheltered Annuity arrangement. See Tax Information.
Taxation of Surrenders and Withdrawals
When You surrender Your Policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Policy.” The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the Policy.” Distributions made under the systematic withdrawal program are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of the Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts (1) paid on or after the taxpayer reaches age 59½ ; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated Beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the Owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
●
Any surrender over $250,000 unless it is a custodial owned annuity;
●
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
●
Any electronic fund transfer instruction changes on or within 15 days of an address change;
●
Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract Owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
●
Any surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●
Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.
ANNUITY PAYMENTS (the income phase)
Annuity Payments Options
We’ll make the first annuity payment on the Annuity Date, and payments will continue according to the annuity option selected. When You first buy the Policy, the Annuity Date for Nonqualified Polices is the older Annuitant’s 90th birthday. However, You may specify an earlier Annuity Date. You may change the Annuity Date at any time before the Annuity Date. Generally the Annuity Date for IRA policies or Tax Sheltered Annuity policies is when the Owner/Annuitant reaches age 70½ . However, we will not require IRA and Tax Sheltered Annuities to Annuitize at age 70½ if distributions from the Policy are not necessary to meet Federal minimum distribution requirements. For all policies, the Annuity Date must be at least twelve months after the Policy date.
For policies issued on Policy Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned policies), the Annuitant must be less than 85 years old, and the Annuity Date may not be later than the Annuitant’s 85th birthday. You should consult Your financial professional if the Policy will be owned by a non-natural person.
Policy Owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If You don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the Annuity Date. Although we currently do not permit partial Annuitization, i.e. You may not apply a portion of Your Policy Value to an annuity option while keeping the remainder of Your Policy in force, we reserve the right to permit it in the future. We reserve the right to limit annuity options available to Owners of qualified policies to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified policies. Consult a financial professional before electing one of these options.
We calculate Your annuity payments as of the Annuity Date, not the date when the Annuitization request forms are received at the Service Center. Until the Annuity Date, Your Policy Value will fluctuate in accordance with the performance of the Investment Options You have selected. We determine the dollar amount of annuity payments by applying Your Policy Value on the Annuity Date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the Annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the Policy.
If the Policy Value on the Annuity Date after the deduction of any applicable premium taxes is less than $5,000, we may cash out Your Policy in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless You tell us differently, we’ll make annuity payments directly to Your Merrill Lynch brokerage account.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	●Does not include any amounts allocated to the Fixed Account.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawal	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No Charge
●You can make systematic
withdrawals on a monthly,
quarterly, semi-annual or
annual basis.
●No sales charge applies to
withdrawals of the Systematic
Free Withdrawal amount.
●You may stop Systematic
withdrawals at any time.

Estate Enhancer Benefit	Provides coverage in addition to that provided by Your death benefit.	Optional	0.25% annually of the average of Your Policy Values as of the end of each of the prior four Policy quarters	●Cannot be elected if age 76 or older on the effective date. ●Not available on qualified policies. ●Once elected, it cannot be cancelled.
Guaranteed Minimum Income Benefit Rider	Offers the ability to receive guaranteed minimum monthly fixed payments if You Annuitize under the terms and conditions of the rider.	Optional	0.50% as an annualized percentage of the GMIT Benefit base
●Must be elected at Policy
issue.
●Cannot be elected if age 75 or
older on the effective date.
●Cannot be cancelled once
elected.
●There is a 10-year waiting
period before the benefit can
be exercised.

DEATH BENEFIT
Regardless of investment experience, the Policy provides a guaranteed minimum death benefit if a Policy Owner (or the Annuitant if the Policy has a non-natural Owner) dies before the Annuity Date.
If You are under age 80 when the Policy is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the Policy Value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Policy. If You are age 80 or over when the Policy is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the Policy Value.
In all states except Washington, Illinois, and Minnesota, Policy Owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an Owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the Policy. The Estate Enhancer benefit provides coverage in addition to the Policy’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if You are age 76 or older. If You elect the Estate Enhancer benefit, You cannot cancel it.
You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.
If You purchased Your Policy prior to December 13, 2002, Your guaranteed minimum death benefit was calculated in a different manner. Please refer to Your Policy.
The payment of a death benefit may have tax consequences see Tax Information.
Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest Owner is age 80 or over:
(a)
We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.
(b)
We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)
We calculate an anniversary value for each Policy Anniversary through the earlier of Your (or the older Owner’s, if the Policy has co-Owners, or the Annuitant’s, if the Owner is a non-natural person) attained age 80 or the anniversary on or prior to Your (or any Owner’s, if the Policy has co-Owners or the Annuitant’s, if the Owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a Policy Anniversary, plus premiums allocated to Account A since that Policy Anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(ii)
We compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.
(c)
We compare the results in (a) and (b) and pick the higher value. This amount is referred to as the guaranteed minimum death benefit (“GMDB” ).
(d)
We compare the GMDB plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit.
Each “adjusted transfer” and “adjusted withdrawal” equals:
●
The amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
●
An amount equal to (i) divided by (ii) where (i) is the guaranteed minimum death benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.
We will calculate the Maximum Anniversary Value based on Your issue age (or the issue age of the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) on the Policy date. Subsequent changes in Owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new Owner has not attained age 80 and is older than the Owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new Owner at the time of the ownership change. If at the time of an ownership change the new Owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the Policy Anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that Policy Anniversary.
The payment of the death benefit is subject to our financial strength and claims-paying ability. For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix - Maximum Anniversary Value Death Benefit.
EXISTING POLICY OWNERS PLEASE NOTE: If Your Policy was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to Your Policy may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under Policy Forms ML-VA-001 and ML-VA-002.
Regardless of whether Your Policy was issued on Policy Form ML-VA-001 or ML-VA-002, if You elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix – CALCULATION OF MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT for a description of the death benefit that applies to Your Policy.
If Your Policy was issued on Policy Form ML-VA-002 (which is currently in use in all states) and You have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix CALCULATION FOR THE 5% RISING FLOOR WITH 7th ANNIVERSARY STEP-UP FOR POLICY FORM ML-VA-002 for a description of the death benefit that applies to Your Policy.
If Your Policy was issued on Policy Form ML-VA-001 (which was in use before Policy Form ML-VA-002 became available in Your state) and You have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix-CALCULATION OF THE 5% RISING FLOOR WITH 7th ANNIVERSARY STEP UP FORM POLICY FORM ML-VA-001(EXCEPT POLICIES IN WASHINGTON) for a description of the death benefit that applies to Your Policy.
If Your Policy was issued in Washington before December 7, 2001, see Appendix-CALCULATION OF THE 5% RISING FLOOR (FOR POLICIES ISSUED IN THE STATE OF WASHINGTON ON POLICY FORMS ML-VA-001 AND ML-VA-002) for a description of the 5% Rising Floor death benefit that applies to Your Policy.
If You would like assistance in determining which death benefit applies to You, please consult Your Policy or contact the Service Center at (800) 535-5549.

optional benefit riders
Estate Enhancer Benefit
The Estate Enhancer benefit provides coverage in addition to that provided by Your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the Policy, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if You (or the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified policies. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all policies issued by us with the same Owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the Policy Value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once You elect the Estate Enhancer benefit, You cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if You Annuitize or surrender the Policy, or if the Policy otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in Your Policy. Because withdrawals and poor investment performance of the underlying fund portfolio will reduce the amount of gain in Your Policy, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.
The percentage used to determine the benefit depends on Your age (or the age of the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) on the date of issue (effective date of benefit). If You are age 69 or under on the effective date, Your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any Owner, or the Annuitant, if the Owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the Policy Value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If You (or the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.
As described under “Spousal Continuation”, if a surviving spouse, if eligible, continues the Policy, the Policy Value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the Policy, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the Policy as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the Policy Value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the Policy, the Estate Enhancer benefit will terminate.
You may change the Owner of the Policy to Your spouse without terminating the Estate Enhancer benefit provided that Your spouse was younger than attained age 76 on the effective date. After such a change in Owner, the amount of the Estate Enhancer benefit will be based on the attained age of Your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of Owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.
The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability. For an example of the calculation of the Estate Enhancer benefit, see Appendix Example of the Estate Enhancer Benefit.
Spousal Continuation
If Your Beneficiary is Your surviving spouse (as defined under Federal law), Your spouse, if eligible, may elect to continue the Policy (except under tax sheltered annuities). If the Policy has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless Your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the Policy Owner and the Beneficiary until Your spouse names a new Beneficiary. We will compare the Policy Value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the Policy Value as of the date we would have determined the death benefit, we will increase the Policy Value of the continued Policy to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each Subaccount then available for allocations of premiums and transfers of Policy Value based on the ratio of Your Policy Value in each Subaccount to Your Policy Value prior to the increase.

If the sole primary Beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and Beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant’s social security number at the time of claim, she or he shall be treated as the Owner/Annuitant’s spouse. In those circumstances, the Owner/Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
If the Owner is an Individual Retirement Account within the meaning of IRC sections 408 or 408A, if the Annuitant’s spouse is the sole primary Beneficiary of the Annuitant’s interest in such account. In those circumstances, the Policy will continue after the Annuitant’s death and the Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provision of the Policy.
The right of an eligible spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a financial professional for more information on this subject.
guaranteed minimum income benefit rider
The Guaranteed Minimum Income Benefit (“GMIB”) is a feature that offers You the future ability to receive guaranteed minimum monthly fixed payments if You Annuitize under the terms and conditions of the GMIB Rider. If You elect the GMIB Rider, You know the level of minimum income that will be available to You upon Annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must Annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If You do not Annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.
This rider may not be issued or added to Inherited IRAs (sometimes also referred to as Beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.
There is a waiting period of 10 years that must elapse before You can exercise the GMIB. Because of this restriction, You should not purchase the GMIB Rider if You are over age 60 at issue and may need to Annuitize the Policy at age 72 (70½ if Owner/participant attained age 70½ before 1/1/2020) to meet Required Minimum Distributions for IRAs.
If You decide that You want the protection offered by the GMIB Rider, You must elect it at issue. The effective date of the GMIB Rider is the date of issue of the Policy. You cannot elect the GMIB Rider if the Annuitant or co-Annuitant is older than age 75 on the date of issue of the Policy. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, Annuitization, death, or transfer of all Your Account A value to Account B. The GMIB Rider will also terminate if the Annuitant or co-Annuitant is changed and, on the date of issue of the Policy, the new Annuitant or co-Annuitant was older than age 75.
We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity policies with a GMIB Rider having the same oldest Annuitant or co-Annuitant to exceed $2,000,000.
This feature is not available in Minnesota. Check with Your financial professional regarding availability.
How We Determine the Amount of Your Minimum Guaranteed Income
If You elect the GMIB Rider, we base the amount of minimum income available to You upon the value of (iii) plus the greater of (i) and (ii) where:
(i)
equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option You select (“GMIB” annuity purchase rates”);
(ii)
equals Your Account A value (less premium taxes and charges applicable to Account A) applied to then current annuity purchase rates for the annuity option You select; and
(iii)
equals any Account B value (less premium taxes and charges applicable to Account B) applied to then current annuity purchase rates for the annuity option You select.
The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a Policy Value, cash value, minimum death benefit, or a minimum return for any Subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying Your Policy Value (less applicable premium taxes and charges) on Your Annuity Date to then-current annuity purchase rates for the same annuity option. Therefore, You should view the benefit provided if You Annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied Your Policy Value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the Annuitant and any co-Annuitant.

Your GMIB Benefit Base increases if You allocate subsequent premiums to Account A and decreases if You withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:
- GMIB Maximum Anniversary Value for Account A; and
- GMIB Premiums Compounded at 5% for Account A.
GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for Your Account A value on the date of issue of the Policy and for each Policy Anniversary through the earlier of the Policy Anniversary on or following the 80th birthday of the oldest Annuitant or co-Annuitant and the date You exercise the GMIB. An anniversary value is equal to Your Account A value on the date of issue of the Policy and on each Policy Anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the Policy or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.
Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by Your Account A value, both of which are determined immediately prior to the transfer or withdrawal.
GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:
(i)
equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)
equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.
Interest in (i) and (ii) above accrues at an annual rate of 5% until the earlier of the Policy Anniversary on or following the 80th birthday of the oldest Annuitant or co-Annuitant or the date You exercise the GMIB.
Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the Policy Year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous Policy Anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous Policy Anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the Policy Year, excluding leap days, divided by 365.
Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the Policy Year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that Policy Year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.
Electing to Receive Income Payments
You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th Policy Anniversary. After the waiting period, You may only exercise the GMIB on a Policy Anniversary or within the 30 days immediately following that Policy Anniversary. The last timeframe within which You can exercise the GMIB begins at the Policy Anniversary on or following the 85th birthday of the oldest Annuitant or co-Annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow You to elect the GMIB Rider if the older of the Annuitant or co-Annuitant is older than age 75 on the date of issue of the Policy. If You Annuitize Your Policy at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified policies), the GMIB is not available. For example, You cannot exercise the Rider if You Annuitize Your Policy twelve and one-half years after You purchase the Policy or seven years after You purchase the Policy.
You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if You Annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”
The annuity options available when using the GMIB to receive Your fixed income are limited to the following:
- Life Annuity
- Joint and Survivor Life Annuity
- Life Annuity with Payments Guaranteed for 10 Years

- Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years
If You select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-Annuitant for purposes of the GMIB Rider.
Change of Annuitant
If an Annuitant or co-Annuitant is changed and, on the date of issue of the Policy, the new Annuitant or co-Annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new Annuitant’s or co-Annuitant’s age on the date of issue of the Policy was older than the current age of the oldest Annuitant or co- Annuitant, we will reset the last timeframe within which You can exercise the GMIB based on the new Annuitant’s or co-Annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of Annuitant or co-Annuitant, the GMIB Rider will terminate.
If an Annuitant or co-Annuitant is changed and, on the date of issue of the Policy, the new Annuitant or co-Annuitant was older than the previous oldest Annuitant or co-Annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of Annuitant or co-Annuitant, we will use the new Annuitant’s or co-Annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of Annuitant.
GMIB Fee
We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. See Guaranteed Minimum Income Benefit Fee.
Termination of the GMIB Rider
The GMIB Rider will terminate on the earliest of: (1) the 31st day following the Policy Anniversary on or following age 85 of the oldest Annuitant or co-Annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Policy due to full surrender, Annuitization, or death; (4) transfer of all Your Account A value to Account B; or (5) a change of Annuitant or co-Annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if Your Beneficiary is Your surviving spouse and elects to continue the Policy as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.
The payment of the GMIB is subject to our financial strength and claims-paying ability.
ADDITIONAL FEATURES
Dollar Cost Averaging
The Policy offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows You to reallocate money at monthly intervals from the Account A BlackRock Government Money Market V.I. Subaccount to any of the remaining Account A Subaccounts. The DCA Program is intended to reduce the effect of short-term price fluctuations on investment cost. Since we transfer the same dollar amount to selected Subaccounts monthly, the DCA Program allows You to purchase more Accumulation Units when prices are low and fewer Accumulation Units when prices are high. Therefore, You may achieve a lower average cost per Accumulation Unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If You choose to participate in the DCA Program, You should have the financial ability to continue making transfers through periods of fluctuating markets.
You can choose the DCA Program before the Annuity Date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once You start using the DCA Program, You must continue it for at least three months. After three months, You may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once You reach the Annuity Date, You may no longer use this program.
Minimum Amounts To elect DCA, You need to have a minimum amount of money in the Account A BlackRock Government Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of Your DCA program in months by Your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in Your Account A BlackRock Government Money Market V.I. Subaccount drop below the selected monthly transfer amount, You will need to put more money in to continue the DCA Program. You will be notified on Your DCA confirmation of activity notice that the amount remaining in Your designated Subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers? You select the date for DCA transfers, within certain limitations. After we receive Your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the Policy.
Loans
No Loans are available on this Policy.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other trusts) owns a Nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or Nonqualified.
If You purchase the Policy as an individual retirement annuity under section 408(b) of the Internal Revenue Code (or as a part of a traditional individual retirement account or Roth individual retirement account under sections 408(a) and 408A of the Code) or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions You can make to a qualified Policy and Your ability to assign the Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
We may occasionally enter into settlements with Owners and Beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as a qualified annuity or IRA and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with qualified annuity or IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Policy. We may occasionally enter into settlements with Owners and beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund Portfolio Company that require the portfolios to be Shape operated in compliance with the Regulations but we do not have control over the underlying fund Portfolio Companies. The Owners bear the risk that the entire contract could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified”.
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements. The Code requires that Nonqualified Policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) be used to provide payments to a designated Beneficiary for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The designated Beneficiary must be an individual and payments must begin within one year of such Owner’s death. However, if upon such Owner's death the Owner's surviving spouse is the sole Beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner. In certain instances, a designated Beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation 1.401(a)(9)-9(b).
The Nonqualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of the Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a Nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the Policy.” There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or Beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a Policy might no longer be treated as an annuity Policy if the Policy has not been Annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option You select, in general, for Nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
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Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
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Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one annuity payment option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.

Taxation of Surrenders and Withdrawals - Nonqualified Polices
When You surrender Your Policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Policy.” The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the Policy.” Distributions made under the systematic withdrawal program are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated Beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. It is possible that the withdrawal base (with respect to the Guaranteed Lifetime Withdrawal Benefits) and the guaranteed future value (with respect to the Guaranteed Minimum Accumulation Benefit) could be taken into account to determine the Policy Value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a Guaranteed Lifetime Withdrawal Benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long-term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as a qualified annuity, You could be treated as in receipt of some amount of income attributable to the value of the benefit even though You have not received a payment from Your Policy, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, You should consult a financial professional with any questions.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (Policy holder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Polices
We may issue the nonqualified Policy in exchange for all or part of another annuity contract that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your Policy Value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If You exchange part of an existing contract for the Policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.

You should consult a financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if You may take a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from Nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from Nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your Qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this Policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Estate Enhancer Benefit
Amounts, including any Estate Enhancer benefit, may be paid from a Policy because an Owner or Annuitant (if Owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Policy is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the Policy’s benefits (e.g., as investment protection benefit) and that any charges under the Policy for the Estate Enhancer benefit should not be treated as a distribution received by the Policy Owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to You. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, You should consult Your financial professional prior to selecting this optional benefit under the Policy. The Estate Enhancer is not available with an IRA or Roth IRA.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. There may be limitations on Your ability to transfer, assign or exchange a qualified Policy. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult a financial professional prior to selecting any optional benefit under the Policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount applicable to individuals is $13.99 million for 2025 and $15 million for 2026. The maximum rate applicable to an estate that exceeds this limit is 40%.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that Your estate plan adequately addresses Your needs and that of Your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but rather are subject to the required minimum distribution provisions in Section 401(a)(9) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies to comply with applicable law.
Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity,” a “qualified joint and survivor annuity”, or other payment method.
The information below generally applies to Owners who die in 2025 or later years. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions or for information specific to Your own unique situation.
Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
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by the end of the calendar year ending ten years after the date of death
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as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin not later than one year after the date of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
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is the Owner’s surviving spouse
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the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
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is disabled within the meaning of IRC section 72(m)(7)

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is chronically ill individual within the meaning of section 7702B(c)(2)
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is an individual who is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 73 If the Owner dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax. This Policy is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, required distributions at death are generally the same as for traditional IRAs. A Policy is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to new tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a Qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible purchase payments made by You or on Your behalf. If You do not have any non-deductible purchase payments, Your investment in the Policy will be treated as zero.
The IRS has not reviewed this Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent financial professional before purchasing an optional death benefit.
In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You should consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the Required Beginning Date or (ii) retires, and must be made in a specified form or manner. if a participant in a qualified plan is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin by the Required Beginning Date. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with a financial professional to learn more about an optional living or death benefit prior to purchase.
The Code generally requires that interest in a Qualified Policy be non-forfeitable. If Your Policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a financial professional before purchasing a bonus rider as part of a Qualified Policy.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions.

The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA” ), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any Beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Policy Owners currently receive.
OTHER INFORMATION
State Variations
In Pennsylvania, we’ll invest all premiums as of the date of issue in the Subaccounts You selected. For policies issued in California, for Policy Owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the Policy date, unless the Policy Owner directs us to invest the premiums immediately in other Subaccounts. We’ll place premiums directed into Account B in the BlackRock Government Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Government Money Market V.I. Subaccount as of the end of the Valuation Period in which our Service Center receives them.
Sending Forms and Transaction Requests in Good Order
To be effective, all notices, choices, and changes You make under the Policy must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by You or Your representative, if authorized by You in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. We reserve the right to reject electronic transactions that do not meet our requirements.
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.
If we have received proper telephone authorization, You may make the following choices via telephone:
(1)
Transfers

(2)
Premium allocation
(3)
Withdrawals
(4)
Requests to change the Annuity Date
We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.
Because telephone transactions will be available to anyone who provides certain information about You and Your Policy, You should protect that information. We may not be able to verify that You are the person providing telephone instructions, or that You have authorized any such person to act for You.
Telephone systems may not always be available. Any telephone system, whether it is Yours, Your service provider’s, Your financial professional’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of Your request. Where You or Your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering Your call, we will consider requests to be received the following Business Day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If You are experiencing problems, You should make Your request by writing to our Service Center.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolio also may be sold to Separate Accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate underlying fund portfolios should be established for variable life and variable annuity Separate Accounts. In such an event, the Company would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined underlying fund portfolio. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Distribution of the Policies
We have entered into a distribution agreement with our affiliate, Transamerica Capital, LLC. (“Distributor”), for the distribution and sale of the policies. Distributor offers the policies through registered representatives of MLPF&S (“financial professionals”). The financial professionals are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.
We pay commissions to the Merrill Lynch Life Agencies for sales of the policies by the financial professionals. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the policies, and the Distributor pays the financial professionals a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the policies. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to financial professionals in a specific geographic region and whose compensation is based on sales in that region. Sales of the policies will help Retirement Solution Specialists meet their sales goals and affects their total compensation.
The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of Policy Value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the Annuity Date is 4.00% of Policy Value. The maximum commission payable to financial professionals for Policy sales is 2.25% of each premium and up to 0.50% of Policy Value per year. In addition, on the Annuity Date, the maximum commission payable to the financial professionals is 1.50% of Policy Value not subject to a sales charge. Reduced compensation may be paid on policies purchased by any of our or our affiliates’ employees or their spouses or dependents.
Financial professionals and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, financial professionals who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the policies may help financial professionals, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s financial professionals and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
The Distributor does not currently sell the policies through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the financial professionals; however, commissions paid to selling firms and their sales representatives will not exceed those described above.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

APPENDIX A
investment options AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus. Depending on the optional benefits You choose, You may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89345P267?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
Long-term growth of capital.	AB Sustainable Global Thematic Portfolio - Class A Advised by: AllianceBernstein L.P.	1.01%	6.32%	3.28%	10.08%
Seek high total investment return.	BlackRock Advantage Large Cap Core V.I. Fund - Class I Advised by: BlackRock Advisors, LLC	0.79%	20.05%	14.15%	14.39%
Seek long-term capital appreciation.	BlackRock Advantage Large Cap Value V.I. Fund - Class I Advised by: BlackRock Advisors, LLC	1.15%	18.38%	12.71%	11.15%
Seek long-term growth of capital.	BlackRock Advantage SMID Cap V.I. Fund - Class I Advised by: BlackRock Advisors, LLC	1.08%	11.11%	7.04%	11.12%
To seek capital appreciation and, secondarily, income.	BlackRock Basic Value V.I. Fund - Class I Advised by: BlackRock Advisors, LLC	0.87%	24.38%	13.12%	10.84%
To seek high total investment return.	BlackRock Global Allocation V.I. Fund - Class I Advised by: BlackRock Advisors, LLC; Sub-Advised by: BlackRock International Limited	0.80%	19.80%	5.79%	7.59%
To seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.	BlackRock Government Money Market V.I. Fund - Class I(2) Advised by: BlackRock Advisors, LLC; Sub-Advised by: BlackRock Investment Management, LLC	0.64%	4.06%	3.05%	1.99%
To seek to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield V.I. Fund - Class I Advised by: BlackRock Advisors, LLC; Sub-Advised by: BlackRock International Limited	0.64%	9.19%	4.79%	6.31%
Seeks long-term capital growth.	BlackRock International V.I. Fund - Class I Advised by: BlackRock Advisors, LLC; Sub-Advised by: BlackRock International Limited	1.17%	15.53%	2.49%	6.43%
Seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Index (the "S&P 500" or the "Underlying Index").	BlackRock S&P 500 Index V.I. Fund - Class I Advised by: BlackRock Advisors, LLC	0.13%	17.72%	14.28%	14.63%

investment options AVAILABLE UNDER THE POLICY — (Continued)

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To maximize total return, consistent with income generation and prudent investment management.	BlackRock Total Return V.I. Fund - Class I Advised by: BlackRock Advisors, LLC; Sub-Advised by: BlackRock International Limited	0.60%	8.00%	-0.37%	1.86%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock U.S. Government Bond V.I. Fund - Class I Advised by: BlackRock Advisors, LLC	N/A	N/A	N/A	N/A
Seeks long-term growth of capital.	Davis Equity Portfolio Advised by: Davis Selected Advisers, L.P.; Sub-Advised by: Davis Selected Advisers-NY, Inc.	0.71%	27.24%	13.39%	12.52%
Seeks capital appreciation.	Federated Hermes Kaufmann Fund II - Primary Advised by: Federated Global Investment Management Corp	1.55%	7.03%	6.56%	6.85%
Seeks to achieve high current income and moderate capital appreciation.	Federated Hermes Managed Volatility Fund II - Primary Advised by: Federated Equity Management Company of Pennsylvania and Federated Investment Management Company	1.12%	7.03%	6.56%	6.85%
Seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco V.I. Comstock Fund - Series I Advised by: Invesco Advisers, Inc.	0.75%	17.45%	15.43%	11.95%
Seeks long-term capital growth.	LVIP American Century Ultra® Fund - Standard II Advised by: Lincoln Financial Investments Corporation; Sub-Advised by: American Century Investment Management, Inc.	0.77%	12.84%	11.68%	17.16%
To seek capital appreciation.	MFS® Growth Series - Initial Advised by: MFS® Investment Management	0.74%	12.19%	11.10%	15.60%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio - Administrative Advised by: Pacific Investment Management Company LLC	0.73%	8.89%	0.02%	2.36%
To seek current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.93%	8.65%	2.65%	4.17%
To seek capital appreciation with current income as a secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.94%	10.64%	5.18%	4.94%
To seek capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.90%	9.50%	3.98%	4.66%
To seek capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.91%	9.42%	4.24%	4.19%
To seek capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.90%	10.35%	6.72%	5.38%

investment options AVAILABLE UNDER THE POLICY — (Continued)

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.92%	13.00%	3.04%	5.22%
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.94%	10.65%	1.67%	4.43%
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.95%	15.58%	5.65%	6.85%
To seek to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.63%	10.77%	5.10%	5.67%
To seek current income and preservation of capital.	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.66%	10.07%	3.31%	4.43%
To seek capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.66%	12.27%	7.84%	7.65%
To seek long-term capital appreciation.	Transamerica International Focus VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Sands Capital Management, LLC	0.83%	6.47%	0.99%	5.45%
To seek to earn a total return modestly in excess of the total return performance of the S&P 500® Index while maintaining a volatility of return similar to the S&P 500® Index.	Transamerica JPMorgan Enhanced Index VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.61%	16.21%	14.39%	14.61%
To seek capital appreciation.	Transamerica Market Participation Strategy VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: PGIM Quantitative Solutions LLC	0.98%	10.02%	6.46%	8.15%

(1)  Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.

(2) There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.

49

investment options AVAILABLE UNDER THE POLICY — (Continued)

NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

50

CLOSED INVESTMENT OPTIONS:
Effective December 6, 1996, the following Subaccounts were closed to new investments.

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To seek long-term total return and current income.	BlackRock Equity Dividend V.I. Fund - Class I Advised by: BlackRock Advisors, LLC	0.88%	21.545	11.72%	11.28%
To seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.	BlackRock Managed Volatility V.I. Fund - Class I Advised by: BlackRock Advisors, LLC; Sub-Advised by: BlackRock International Limited	1.05%	5.985	5.54%	4.09%

Effective December 12, 2011, the following Subaccounts were closed to new investments.

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
Seeks capital growth.	Invesco V.I. American Franchise Fund - Series I Advised by: Invesco Advisers, Inc.	0.85%	11.67%	10.35%	14.87%
Long-term growth of capital.	AB Large Cap Growth Portfolio - Class A Advised by: AllianceBernstein L.P.	0.65%	13.13%	12.04%	16.17%

(1) Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.

51

Appendix B
calculation of maximum anniversary value death benefit
Owners of policies issued on Policy Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such policies is as follows:
(a)
We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)
we calculate an anniversary value for each Policy Anniversary beginning with the effective dated of the change to the MAV death benefit through the earlier of Your (or the older Owner’s, if the Policy has co-Owners, or the Annuitant’s, if the Owner is a non-natural person) attained age 80 or the anniversary on or prior to Your (or any Owner’s, if the Policy has co-Owners of the Annuitant’s, if the Owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a Policy Anniversary, plus premiums allocated to Account A since that Policy Anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(ii)
we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “guaranteed minimum death benefit.”
(b)
We compare the guaranteed minimum death benefit plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit.
Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the guaranteed minimum death benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.
The period for which we will calculate the Maximum Anniversary Value is based on Your attained age (or the attained age of the older Owner, if the Policy has co-Owners, or the Annuitant, if the Owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in Owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new Owner has not attained age 80 and is older than the Owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new Owner at the time of the ownership change. If at the time of an ownership change the new Owner is age 80 or over, we will use the Maximum Anniversary Value as of the Policy Anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that Policy Anniversary.

52

Appendix C
calculation of the 5% rising floor with 7th anniversary step-up for policy form ml-va-002
The following discussion applies for issue ages under 80:
(a)
We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums You pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If Your Policy was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)
(b)
We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)
we calculate 5% assumed annual interest on Your Account A value at the end of each 7th Policy Year (i.e., 7, 14, 21, etc.);
(ii)
we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th Policy Year;
(iii)
we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th Policy Year;
(iv)
for each 7th Policy Year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.
We determine 7th anniversary values in (b) until the earlier of the last day of the Policy Year in which You reach age 80, or the date of Your death.
(c)
Assuming that when we obtained necessary state approval You have not attained age 80 or Your death benefit was not “capped” , we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the Policy Anniversary on which You attain age 80 plus any premiums paid into Account A since that Policy Anniversary and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(d)
We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the guaranteed minimum death benefit.
(e)
We compare the guaranteed minimum death benefit plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit..
Each “adjusted transfer” and “adjusted withdrawal” equals:
●
the amount by which each transfer or withdrawal from Account A reduces the value of Account A
●
multiplied by
●
an amount equal to (i) divided by (ii), where (i) is the guaranteed minimum death benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.
There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:
(1)
The last day of the 20th Policy Year;
(2)
The last day of the Policy Year in which the Policy Owner attains age 80;
(3)
The date of death of the Policy Owner.
Please Note:
Subsequent changes in Owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.
The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a Policy Owner and the investment experience of the underlying fund portfolios. The example does not reflect the deduction of fees and charges.

53

calculation of the 5% rising floor with 7th anniversary step-up for policy form ml-va-002 — (Continued)
Facts: Assume a 68-year-old person purchased a Policy on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the Policy Owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the Policy Owner.
			(GMDB) Guaranteed Minimum Death Benefit (Greatest of X. Y. or Z
		(CV)	(X)	(Y)	(Z)	(DB)
		POLICY VALUE	PREMIUMS AT 5%	GREATEST 7th ANNIV	ATTAINED AGE 80 ANNIVERS VALUE	DEATH BENEFIT (Greater of (CV) or (GMDB))
DATE
6/1/09	The Policy is Issued(1)	$100,000	$100,000	$0	$0	$100,000
6/1/10	First Policy Anniversary(2)	$104,000	$105,000	$0	$0	$105,000
6/1/11	Second Policy Anniversary(3)	$120,000	$110,250	$0	$0	$120,000
6/1/16	Seventh Policy Anniversary(4)	$160,000	$140,710	$160,000	$0	$160,000
6/1/17	Eighth Policy Anniversary(5)	$130,000	$147,746	$168,000	$0	$168,000
6/1/18	Twelfth Policy Anniversary(6)	$210,000	$179,586	$204,205	$210,000	$210,000
Footnotes:
(1)
Policy was Issued with $100,000 Premium
(a)
(CV = $100,000, X = $100,000, Y = $0 (because the Policy has not reached a seventh anniversary), and Z = $0 (because the Policy Owner has not attained age 80)DB = $100,000
(2)
Assume Policy Value increased $4,000 due to positive investment performance.
(a)
CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the Policy has not yet reached a seventh anniversary) and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($104,000, $105,000 $0, $0) = $105,000
(3)
Assume Policy Value increased $16,000 due to positive investment performance
(a)
CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the Policy has not yet reached a seventh anniversary) and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($120,000, $110,250 $0, $0) = $120,000
(4)
Assume Policy Value increased $40,000 due to positive investment performance
(a) CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($160,000, $140,710 $160.000, $0) = $160,000
(5)
Assume Policy Value decreased $30,000 due to a negative investment performance
(a)
CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the Policy Value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year) and Z = $0 (because the Policy Owner has not attained age 80) DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
(6)
Assume Policy Value increased $80,000 due to positive investment performance
(a)
CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for five years), Y = $204,205 (the Policy Value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year) and Z = $210,000 (the value of Account A on the anniversary the Owner attains age 80) DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

54

Appendix D
calculation of the 5% rising floor with 7th anniversary step-up for policy form ml-va-001 (except policies issued in washington)
The following discussion applies for issue ages under 80:
(a)
We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums You pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th Policy Year.
(b)
We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)
we calculate 5% assumed annual interest on Your Account A value at the end of each 7th Policy Year (i.e., 7, 14, 21, etc.);
(ii)
we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th Policy Year;
(iii)
we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th Policy Year;
(iv)
for each 7th Policy Year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.
We determine 7th anniversary values in (b) until the earlier of the last day of the Policy Year in which You reach attained age 80, or the date of Your death. Interest accrues until the earliest of:
(1)
The last day of the 20th Policy Year;
(2)
The last day of the Policy Year in which the Policy Owner attains age 80;
(3)
The date of death of the Policy Owner.
(c)
Assuming that when we obtained necessary state approval You were not over attained age 80 or Your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the Policy Anniversary on which You attain age 80 plus any premiums paid into Account A since that Policy Anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that Policy Anniversary.
(d)
We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the guaranteed minimum death benefit.
(e)
We compare the guaranteed minimum death benefit plus the value of Account B with the Policy Value on the date we receive due proof of death and pick the higher of the two. The higher amount is Your death benefit..
Each “adjusted transfer” and “adjusted withdrawal” equals:
●
the amount by which each transfer or withdrawal from Account A reduces the value of Account A
●
multiplied by
●
an amount equal to (i) divided by (ii), where (i) is the guaranteed minimum death benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.
Please Note:
Subsequent changes in Owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

55

Appendix E
calculation of the 5% rising floor (for policies issued in the state of washington on policy forms ML-VA-001 and ML-VA-002)
(a)
We credit 5% assumed annual interest on premiums You pay into Account A.
(b)
We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)
We subtract (b) from (a). This amount is referred to as Your guaranteed minimum death benefit.
(d)
We add the value of Account B to the amount in (c).
(e)
We compare the result in (d) to Your Policy Value. The death benefit is the higher of the two.
There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If Your Policy was issued on Policy Form ML-VA-002, interest accrues until the earliest of:
(1)
The last day of the 20th Policy Year;
(2)
The last day of the Policy Year in which the Policy Owner attains age 80;
(3)
The date of death of the Policy Owner.
If Your Policy was issued on Policy Form ML-VA-001, interest accrues until the last day of the 20th Policy Year.

56

Appendix F
example of maximum anniversary value death benefit
The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a Policy Owner and the investment experience of the underlying fund portfolios. The example does not reflect the deduction of fees and charges.
Facts: Assume that You were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical Policy Values and transactions, and resulting hypothetical Maximum Anniversary Values (“MAV”) are illustrated below.
				(A)	(B)	(C)
		TRANSACTIONS		PREM LESS ADJ WITHDRS	MAX ANNIV VALUE (MAV)	POLICY VALUE	DEATH BENEFIT (maximum of (A), (B), (C))
DATE		PREM	WITHDR
6/1/09	The Policy is Issued(1)	$100,000		$100,000	$0	$100,000	$100,000
6/1/10	First Policy Anniversary(2)			$100,000	$110,000	$110,000	$110,000
12/1/10	Owner puts in $10,000 additional premium(3)	$10,000		$110,000	$120,000	$114,000	$120,000
1/1/11	Owner takes a $50,000 withdrawal(4)		$50,000	$50,000	$60,000	$50,000	$60,000
6/1/11	Second Policy Anniversary(5)			$50,000	$60,000	$55,000	$60,000
6/1/12	Third Policy Anniversary(6)			$50,000	$65,000	$65,000	$65,000
Footnotes:
(1)
MAV is $0 until first Policy Anniversary
(2)
Assume Policy Value increased $10,000 due to positive investment performance.
(a)
Anniversary value for 6/1/2010 = Policy Value on 6/1/2010 = $110,000
(b)
MAV = greatest of anniversary values = $110,000
(3)
Assume Policy Value decreased $6,000 due to negative investment performance
(a)
Anniversary value for 6/1/2010 = Policy Value on 6/1/2010 + premiums added since that anniversary = $110,000 = $10,000 = $120,000
(b)
MAV = greatest of anniversary values = $120,000
(4)
Assume Policy Value decreased $14,000 due to negative investment performance
(a)
Anniversary value for 6/1/2010 = Policy Value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 - $60,000 = $60,000
(b)
Adjusted withdrawal = withdrawal x maximum (MAV, prems – adj Withdrs) Policy Value
(c)
= $50,000 x maximum (120,000 , 110,000)/100,000
(d)
= $50,000 x 120,000/100,000 = $60,000
(e)
(Note: All values are determined immediately prior to the withdrawal)
(f)
MAV = greatest of anniversary values = $60,000
(5)
Assume Policy Value increased $5,000 due to positive investment performance
(a)
Anniversary value for 6/1/2010 = $60,000
(b)
Anniversary value for 6/1/2011 = Policy Value on 6/1/2011 = $55,000
(c)
MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000
(6)
Assume Policy Value increased $10,000 due to positive investment performance
(a)
Anniversary value for 6/1/2010 = $60,000
(b)
Anniversary value for 6/1/2011 = Policy Value on 6/1/2011 = $55,000
(c)
Anniversary value for 6/1/2012 = Policy Value on 6/1/2012 = $65,000
(d)
MAV = greatest of anniversary values = maximum ($60,000, $55,000, $65,000) = $65,000
For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see Death Benefit.

57

Appendix G
example of the estate enhancer benefit
The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a Policy Owner and the investment experience of the underlying fund portfolio’s. The example does not reflect the deduction of fees and charges.
Facts: Assume that a couple (ages 60 and 55) purchase a Policy on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The Policy Value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the Policy Owner.
Net Premiums	$100,000
Policy Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit – Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$45,000
Assuming the Policy Value is greater than the guaranteed minimum death benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.
If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest Owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.
For a detailed explanation of how we calculate the Estate Enhancer benefit, see Death Benefit.

58

Appendix H
example of guaranteed minimum income benefit
The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.
Facts: Assume that a male age 60 purchased a Policy with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the Policy anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option.
POLICY ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED
*The Policy may also be Annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each Policy Anniversary whenever GMIB is available for exercise.
**GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***If the Policy were not Annuitized during the 30 day period following this Policy Anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.
For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see Guaranteed Minimum Income Benefit.

APPENDIX I
FINANCIAL INTERMEDIARY VARIATIONS
Merrill Lynch Retirement Plus Variable Annuity (the “Policy”)
This appendix describes variations in the availability of Investment Options, Policy benefits, and other Policy features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Policy is sold.
Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.
NOT APPLICABLE

59

where to find additional information
The Statement of Additional Information (SAI) dated May 1, 2026 contains more information about the Contract and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89345P267?site=VAVUL. For a free paper copy of the SAI, to request other information about the contracts, and to make investor inquiries call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C0000214604 for Separate Account A and #C0000214620 for Separate Account B

STATEMENT OF ADDITIONAL INFORMATION
MERRILL LYNCH RETIREMENT PLUSSM VARIABLE ANNUITY
Issued through
MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A AND MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B
Offered by
TRANSAMERICA LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Merrill Lynch Retirement PlusSM Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2026, by calling (800)851-9777, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information have the same meaning.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2026

2

Information About Us
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc. and is licensed in all states and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd. of The Netherlands, the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
The Separate Accounts
Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) and Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) (the “Separate Accounts”), 6400 C Street S.W., Cedar Rapids, Iowa, were established by the Company on August 6, 1991, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Accounts have various Subaccounts each of which invests solely in a corresponding Portfolio of the Fund.
The Separate Accounts are registered with the SEC as unit investment trusts under the 1940 Act (the “1940 Act”). However, the SEC does not supervise the management, the investment practices, or the policies of the separate accounts.
Cybersecurity (continued from “Principal Risks” section of the Prospectus)
OPPORTUNITIES and CHALLENGES
The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.
What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.
We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our information security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
OVERVIEW
Information security and privacy regulation
Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), amongst other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws, and guidances, and regulations that impact several Transamerica businesses. such as the New York Department of Financial Services Rule 500 (NYDFS Rule 500). NYDFS amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to

3

areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting with staggered compliance dates with the last one ending in Nov of 2025. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regards to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S-P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.
Operational Risks
A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.
Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to implement procedures designed to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks, or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.
The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity, and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.
Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences. Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.

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A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners. Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees.
Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.
In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.
yields and total returns
From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.
Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.
The yields of the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of an Account A subaccount (besides the Account A BlackRock Government Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

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The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the policy at the end of each period indicated, but exclude any deductions for premium taxes.
We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the policy will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the policy. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the policies. We may also present total performance information for a hypothetical policy assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical policy. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.
Advertising and sales literature for the policies may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Advertising and sales literature for the policies may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.
Advertising and sales literature for the policies may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.
calculation of yields and total returns
Money Market Yields
From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge. For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:
Current Yield = ((NCF – ES/UV) x 365/7)

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Where:
NCF	=
the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and realized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.
UV	=	the unit value on the first day of the 7-day period.
Transamerica also may quote the effective yield of the Account A BlackRock Government Money Market V.I.
Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:
Effective Yield = (1 + ((NCF – ES/UV))365/7 = 1
Where:
NCF	=
the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.
UV	=	the unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund. The yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.
Other Subaccount Yields
From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Government Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:
Yield = 2 x ((((NI – ES)/(U x UV)) + 1)6 - 1
Where:
NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.
ES	=	expenses of the subaccount for the 30-day or one-month period.
U	=	the average number of units outstanding.
N	=	the unit value at the close of the last day in the 30-day or one-month period.
Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

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The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.
Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year
Total Returns
From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.
Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period. Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.
Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:
TR = ((ERV/P 1/N) + 1
Where:
TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).
ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.
P	=	a hypothetical initial payment of $1,000.
N	=	the number of years in the period.
From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.
From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Government Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A

8

BlackRock Government Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.
Distribution of the Policies
The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Effective May 1, 2008, Transamerica Capital, LLC. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation, and its home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. (“Aegon USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation, and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of FINRA. For the years ended December 31, 2025, 2024, and 2023, Transamerica Capital, LLC. received $6,459,006, $6,474,902, and $6,126,822 respectively, in commissions.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2025 and December 31, 2024, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The financial statements of each of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B as of December 31, 2025, and for each of the two years in the period ended December 31, 2025, incorporated by reference to the Form N-VPFS dated April 24, 2026, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference elsewhere herein, and are incorporated in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company for the year ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS
All required statutory financial statements are included in Part B of this Registration Statement. Required Merrill Lynch Life Variable Annuity Separate Account A financial statements are incorporated by reference to N-VPFS (811-06459) filed on April 24, 2026. Required Merrill Lynch Life Variable Annuity Separate Account B financial statements are incorporated by reference to N-VPFS (811-06546) filed on April 24, 2026.
The values of your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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FINANCIAL STATEMENTS – STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023

Transamerica Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

2

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Report of Other Auditors on 2023 Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2023, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

2

In performing an audit in accordance with GAAS, we:

• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 24, 2026
Philadelphia, PA

3

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for the year ended December 31, 2023, including the related notes and supplementary insurance information for the year ended December 31, 2023, and reinsurance for the year ended December 31, 2023 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of its operations or its cash flows for the year ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
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Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 11, 2024

5

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis
(Dollars in Millions)

	December 31
	2025	2024
Admitted assets
Cash, cash equivalents and short-term investments	$1,103	$1,939
Bonds	49,696	51,162
Preferred stocks	40	44
Common stocks	2,684	2,952
Mortgage loans on real estate	8,818	8,885
Real estate	37	39
Policy loans	2,376	2,239
Securities lending reinvested collateral assets	1,657	1,667
Derivative assets	247	399
Receivable for derivative cash collateral	531	466
Other invested assets	3,053	3,293
Total cash and invested assets	70,242	73,085

Accrued investment income	613	669
Premiums deferred and uncollected	63	70
Net deferred income tax asset	689	802
Variable annuity reserve hedge offset deferral	645	883
Excess of loss reinsurance asset	—	3,024
Other assets	1,999	1,464
Separate account assets	109,592	103,494
Total admitted assets	$183,843	$183,491

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$54,409	$58,055
Policy and contract claim reserves	919	1,048
Liability for deposit-type contracts	671	693
Other policyholders’ funds	49	47
Transfers from separate accounts due or accrued	(236)	(254)
Funds held under reinsurance treaties	7,097	7,046
Asset valuation reserve	1,292	1,358
Derivative liabilities	934	1,481
Payable for collateral under securities loaned and other transactions	1,735	1,764
Borrowed money	650	1,500
Other liabilities	1,450	1,334
Separate account liabilities	109,592	103,494
Total liabilities	178,562	177,566
Total capital and surplus	5,281	5,925
Total liabilities and capital and surplus	$183,843	$183,491
See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Revenues
Premiums and other considerations	$15,032	$18,767	$9,516
Net investment income	3,589	3,743	3,597
Commissions and expense allowances on reinsurance ceded	(729)	428	329
Reserve adjustment on reinsurance ceded	(183)	(133)	(139)
Consideration received on reinsurance recapture and novations	104	243	140
Fee revenue and other income	1,785	1,805	2,119
Total revenue	19,598	24,853	15,562

Benefits and expenses
Death benefits	2,609	2,713	2,433
Annuity benefits	1,579	1,485	1,466
Accident and health benefits	1,170	1,104	1,046
Surrender benefits	18,364	18,845	14,692
Other benefits	288	282	257
Net increase (decrease) in reserves	(3,666)	1,302	(5,482)
Commissions	1,550	1,442	1,343
Taxes, licenses and fees	177	176	163
Funds withheld ceded investment income	307	180	95
Net transfers to (from) separate accounts	(6,011)	(6,163)	(4,801)
IMR adjustment due to reinsurance	217	—	248
General insurance expenses and other	1,303	1,151	1,291
Total benefits and expenses	17,887	22,517	12,751
Gain (loss) from operations before dividends and federal income taxes	1,711	2,336	2,811
Dividends to policyholders	7	8	8
Gain (loss) from operations before federal income taxes	1,704	2,328	2,803
Federal income tax (benefit) expense	(61)	(37)	75
Net gain (loss) from operations	1,765	2,365	2,728
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(575)	(1,439)	(1,999)
Net income (loss)	$1,190	$926	$729

See accompanying notes.
7

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2023	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)
Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918
Merger of LIICA Re II and TPRe	—	—	36	576	612
Balance at January 1, 2024	$7	$4,672	$552	$1,299	$6,530
Net income (loss)	—	—	—	926	926
Change in net unrealized capital gains/losses, net of taxes	—	—	524	(1,173)	(649)
Change in net deferred income tax asset	—	—	—	8	8
Change in nonadmitted assets	—	—	—	(7)	(7)
Change in asset valuation reserve	—	—	—	(46)	(46)
Change in surplus as a result of reinsurance	—	—	—	(257)	(257)
Dividends to stockholders	—	—	—	(415)	(415)
Other changes - net	—	(11)	—	(154)	(165)
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925

Continued on next page.
8

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925
Net income (loss)	—	—	—	1,190	1,190
Change in net unrealized capital gains/losses, net of taxes	—	—	(49)	2	(47)
Change in net deferred income tax asset	—	—	—	(431)	(431)
Change in nonadmitted assets	—	—	—	413	413
Change in asset valuation reserve	—	—	—	66	66
Change in surplus as a result of reinsurance	—	—	—	1,029	1,029
Paid-in surplus adjustment	—	—	—	824	824
Return of contributed capital	—	(399)	—	—	(399)
Dividends to stockholders	—	—	—	(200)	(200)
Change in excess of loss reinsurance asset	—	—	—	(3,025)	(3,025)
Other changes - net	—	(13)	—	(51)	(64)
Balance at December 31, 2025	$7	$4,249	$1,027	$(2)	$5,281

See accompanying notes.
9

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Operating activities
Premiums and annuity considerations	$17,582	$18,865	$13,933
Net investment income	3,455	3,666	3,580
Other income	2,009	2,159	1,940
Benefit and loss related payments	(24,156)	(24,428)	(19,702)
Net transfers from separate accounts	5,853	6,094	4,842
Commissions and operating expenses	(3,183)	(2,976)	(2,787)
Dividends paid to policyholders	(5)	(5)	(5)
Federal income taxes (paid) received	(42)	12	18
Net cash provided by (used in) operating activities	$1,513	$3,387	$1,819

Investing activities
Proceeds from investments sold, matured or repaid	$24,876	$6,828	$8,889
Costs of investments acquired	(26,448)	(9,550)	(8,332)
Net change in policy loans	(137)	(131)	(81)
Net cash provided by (used in) investing activities	$(1,709)	$(2,853)	$476

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$402	$(16)	$6
Dividends to stockholders	(200)	(415)	(858)
Net deposits (withdrawals) on deposit-type contracts	(36)	(32)	(45)
Net change in borrowed money	(850)	(236)	(1,354)
Net change in funds held under reinsurance treaties	51	(433)	43
Net change in payable for collateral under securities lending and other transactions	(28)	(1,335)	828
Other cash (applied) provided	21	482	(30)
Net cash provided by (used in) financing and miscellaneous activities	$(640)	$(1,985)	$(1,410)

Net increase (decrease) in cash, cash equivalents and short-term investments	(836)	(1,451)	885

Cash, cash equivalents and short-term investments:
Beginning of year*	1,939	3,390	2,420
End of year	$1,103	$1,939	$3,305
See accompanying notes.
*Refer to Note 1 for information on the merger impacting the comparability of ending 2023 and beginning 2024 cash balances.
10

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2025	2024	2023

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$2,537	$—	$792
Increase of funds withheld related to affiliated reinsurance agreement	—	—	(4,394)

See accompanying notes.

11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)
Years Ended December 31, 2025, 2024 and 2023

1.
Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

On December 9, 2025, the Company merged with LIICA Re II Inc. (LIICA Re II) and Transamerica Pacific Reinsurance (TPRe), both affiliated captive insurance companies regulated in Vermont, with the Company as the surviving entity. As part of the merger, the Company assumed all assets and liabilities of both the captive companies, and the merger plans were approved by the Iowa Insurance Division (IID) and the Captive Insurance Division of the Vermont Department of Financial Regulation.

The merger was accounted for as a statutory merger according to requirements in SSAP No. 68, Business Combinations. As such, financial statements for the reporting periods ended December 31, 2025 and 2024 were combined and the recorded assets, liabilities and surplus of LIICA Re II and TPRe on a US statutory basis prior to the mergers were carried forward to the merged company without elimination of aspects of affiliate reinsurance activity and other related party transactions that do not impact total capital and surplus or net income between the merged entities. Additionally, the historical income tax positions were not recomputed on a merged entity basis. This treatment has no impact to income or capital and surplus of the Company. Amounts reported for the year ended December 31, 2023 were not combined as part of the merger, in accordance with the explicit permission of the IID. As a result of the merger, LIICA Re II and TPRe's common stock were deemed canceled by operation of law.

Summarized financial information for the Company, LIICA Re II and TPRe presented separately for the period prior to the merger is as follows:

	Year Ended December 31, 2024
	Company	LIICA Re II	TPRe	Eliminations	Merged Totals
Total assets	$179,107	$2,267	$2,612	$(495)	$183,491
Total liabilities	173,182	2,007	2,377	—	177,566
Capital and surplus	5,925	260	235	(495)	5,925
Total revenue	24,709	38	106	—	24,853
Total benefits and expenses	22,409	(18)	126	—	22,517
Net income (loss)	912	48	(34)	—	926

12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.
Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the IID, which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company's guaranteed and RILA separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from the NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company's net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2025	2024	2023

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$1,190	$926	$729
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
Net income (loss), NAIC SAP	XXX	XXX	XXX	$1,190	$926	$729

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,281	$5,925	$5,918
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	294	272	47
Excess of loss reinsurance asset	4	Balance Sheet	Excess of loss reinsurance asset	—	3,024	—
Statutory surplus, NAIC SAP	XXX	XXX	XXX	$4,987	$2,629	$5,871

The IID issued a no objection letter for the Company to recognize previously held permitted practices issued by the Captive Insurance Division of the Vermont Department of Financial Regulation to LIICA Re II and TPRe. The permitted practices allowed the captives to include as an admitted asset the value of excess of loss (XOL) reinsurance assets. These historical permitted practices were included on a merged entity basis for the period ended December 31, 2024. The XOL reinsurance assets, totaling $3,024 at December 31, 2024, are for the benefit of the Company. The permitted practice terminated upon the merger of LIICA Re II and TPRe into the Company and has no impact at December 31, 2025.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
14

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.
15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.
16

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.
17

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.
18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
19

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. Replications, income generation and held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)
Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)
Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)
Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'BBB' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments:

Interest rate swaps may be used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps may be used to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Total return swaps may be used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard and Poor’s 500 (S&P) or other global market financial index) and floating leg (tied to Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Bond forwards may be used to hedge the interest rate risk (rho) that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.
22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Futures contracts may be used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. The costs to acquire options are treated as book value and amortized into income over the duration of the deal. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. The costs to acquire caps are treated as book value and amortized into income over the duration of the deal. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.
23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company may use receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is subsequently amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company may replicate investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset, sovereign debt, or commercial mortgage backed security. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions whereby the representative issuer defaults. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a U.S. dollar floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a U.S. dollar floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) an interest rate swap that converts a floating rate liability to a fixed rate liability; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a U.S. dollar fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a U.S. dollar fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2025, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options, swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swap purchases of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.
The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.
25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, disallowed IMR and general insurance accounts receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, remittances, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Assets held in trust for purchases of variable life, variable universal life, variable annuity and certain non-indexed guaranteed annuity contracts (which guarantee certain returns as specified in the contracts) and the Company's corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities in the separate accounts are carried on a fair value basis. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

The individual variable life insurance policies typically provide a guaranteed minimum death benefit.

Certain other modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. These modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.
26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. These guarantees are included in the general account due to the nature of the guaranteed return.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

28

Reinsurance
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

29

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

30

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets, reinsurance receivables, agent's balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.
Accounting Changes and Correction of Errors

The Company's policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2025, the NAIC implemented substantive revisions to SSAP No. 26, Bonds and SSAP No. 43, Asset-Backed Securities, incorporating concepts from the principles-based bond definition (PBBD) project regarding the criteria for reporting long-term bonds. In accordance with the NAIC’s transition guidance specific to the project, this update does not constitute a change in accounting principle. The updated guidance has led to modifications in how tables within footnotes 4, 5 and 15 are presented, which may differ from the presentation used in previous reporting periods.

31

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions.

The aggregate book adjusted carrying value for securities reclassified from Schedule D to Schedule BA was $5. The measurement basis for the transferred securities did not change. There was no impact to the Company’s net income or capital and surplus.

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.
Correction of Errors

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.
32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

4.
Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair Value Hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -   Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)
Quoted prices for similar assets or liabilities in active markets
b)
Quoted prices for identical or similar assets or liabilities in non-active markets
c)
Inputs other than quoted market prices that are observable
d)
Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

34

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

35

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

36

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2025 and 2024, respectively:

37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2025
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,081	$1,081	$1,011	$70	$—
Bonds
Asset-backed securities	8,486	8,486	229	7,683	574
Issuer credit obligations	37,782	41,210	3,775	33,950	57
Preferred stocks, other than affiliates	40	40	—	39	1
Common stocks, other than affiliates	73	73	7	5	61
Mortgage loans on real estate	8,030	8,818	—	—	8,030
Other invested assets	213	235	—	200	13
Derivative assets:
Options	75	75	—	75	—
Interest rate swaps	80	80	—	80	—
Currency swaps	66	26	—	66	—
Credit default swaps	34	18	—	34	—
Equity swaps	43	43	—	43	—
Interest rate futures	2	2	2	—	—
Equity futures	3	3	3	—	—
Derivative assets total	303	247	5	298	—
Policy loans	2,376	2,376	—	2,376	—
Securities lending reinvested collateral	1,458	1,458	1,343	115	—
Separate account assets	108,416	108,398	99,066	8,165	1,185

Liabilities
Investment contract liabilities	$11,269	$11,436	$—	$195	$11,074
Derivative liabilities:
Options	19	19	—	19	—
Interest rate swaps	1,121	721	—	1,121	—
Currency swaps	9	42	—	9	—
Credit default swaps	—	5	—	—	—
Equity swaps	102	102	—	102	—
Interest rate futures	1	1	1	—	—
Equity futures	44	44	44	—	—
Derivative liabilities total	1,296	934	45	1,251	—
Payable for securities lending	1,657	1,657	—	1,657	—
Payable for derivative cash collateral	78	78	—	78	—
Separate account liabilities	96,928	97,017	2	96,917	9

38

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,465	$1,465	$1,462	$3	$—
Short-term notes receivable from affiliates	450	450	—	450	—
Bonds	45,903	51,162	4,334	40,738	831
Preferred stocks, other than affiliates	44	44	—	44	—
Common stocks, other than affiliates	90	90	4	—	86
Mortgage loans on real estate	7,752	8,885	—	—	7,752
Other invested assets	298	337	—	283	15
Derivative assets:
Options	63	63	—	63	—
Interest rate swaps	105	105	—	105	—
Currency swaps	110	70	—	110	—
Credit default swaps	62	38	—	62	—
Equity swaps	119	119	—	119	—
Interest rate futures	2	2	2	—	—
Equity futures	2	2	2	—	—
Derivative assets total	463	399	4	459	—
Policy loans	2,239	2,239	—	2,239	—
Securities lending reinvested collateral	1,537	1,537	1,537	—	—
Separate account assets	102,011	102,098	95,458	5,955	598

Liabilities
Investment contract liabilities	$10,097	$9,763	$—	$204	$9,893
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	1,849	1,417	—	1,849	—
Currency swaps	1	2	—	1	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	37	37	—	37	—
Interest rate futures	1	1	1	—	—
Equity futures	14	14	14	—	—
Derivative liabilities total	1,905	1,481	15	1,890	—
Payable for securities lending	1,667	1,667	—	1,667	—
Payable for derivative cash collateral	96	96	—	96	—
Separate account liabilities	91,620	91,698	2	91,609	9
39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2025 and 2024:

	2025
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Asset-backed securities	$—	$14	$1	$15
Issuer credit obligations	—	9	6	15
Total bonds	—	23	7	30
Preferred stock
Industrial and miscellaneous	—	40	—	40
Total preferred stock	—	40	—	40
Common stock
Industrial and miscellaneous	7	5	61	73
Total common stock	7	5	61	73
Cash equivalents and short-term investments
Industrial and miscellaneous	—	3	—	3
Money market mutual funds	896	—	—	896
Total cash equivalents and short-term investments	896	3	—	899
Derivative assets	4	188	—	192
Separate account assets	98,701	4,118	—	102,819
Total assets	$99,608	$4,377	$68	$104,053
Liabilities:
Derivative liabilities	$45	$303	$—	$348
Separate account liabilities	2	—	—	2
Total liabilities	$47	$303	$—	$350

40

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	26	2	28
Total bonds	—	28	2	30
Preferred stock
Industrial and miscellaneous	—	44	—	44
Total preferred stock	—	44	—	44
Common stock
Industrial and miscellaneous	4	—	86	90
Total common stock	4	—	86	90
Cash equivalents and short-term investments
Money market mutual funds	1,176	—	—	1,176
Total cash equivalents and short-term investments	1,176	—	—	1,176
Other long term	—	5	—	5
Derivative assets	4	281	—	285
Separate account assets	95,290	4,021	—	99,311
Total assets	$96,474	$4,379	$88	$100,941
Liabilities:
Derivative liabilities	$15	$799	$—	$814
Separate account liabilities	2	—	—	2
Total liabilities	$17	$799	$—	$816

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

41

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivatives classified as Level 2 represent over-the-counter contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other over-the-counter trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2025 and 2024:

	Beginning Balance at January 1, 2025	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Asset-backed securities	$1	$—	$—	$(1)	$1
Issuer credit obligations	1	13	1	—	(9)
Preferred stock	—	—	—	—	(1)
Common stock	86	—	—	(3)	7
Total	$88	$13	$1	$(4)	$(2)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2025
Bonds
Asset-backed securities	$—	$—	$—	$—	$1
Issuer credit obligations	3	—	—	—	7
Preferred stock	1	—	—	—	—
Common stock	16	—	45	—	61
Total	$20	$—	$45	$—	$69

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1	$20	$1	$(1)	$(17)
Common stock	100	—	—	1	(4)
Total	$101	$20	$1	$—	$(21)

42

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Bonds
Other	$—	$—	$—	$—	$2
Common stock	16	—	27	—	86
Total	$16	$—	$27	$—	$88

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2025 and 2024, the Company held no properties classified as held-for-sale.
43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

5.
Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2025
ICOs:
U.S. Government obligations (exempt from RBC)	$4,440	$3	$1,074	$3,369
Other U.S. Government obligations (not exempt from RBC)	299	—	63	236
Non-U.S. sovereign jurisdiction securities	791	20	75	736
Municipal bonds - general obligations (direct & guaranteed)	231	3	25	209
Municipal bonds - special revenue	1,792	3	289	1,506
Corporate bonds	32,336	733	2,513	30,556
Single entity backed obligation	1,246	5	146	1,105
Bank loans - acquired	64	—	10	54
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	11	1	—	12
Total ICOs	$41,210	$768	$4,195	$37,783

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$63	$—	$8	$55
Non-agency CLOs/CBOs/CDOs - unaffiliated	414	2	2	414
Non-agency CMBS - unaffiliated	1,837	20	80	1,777
Non-agency RMBS - unaffiliated	476	55	8	523
Other financial ABS - unaffiliated	2,781	103	87	2,797
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	36	—	—	36
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	738	11	3	746
Other non-financial ABS - unaffiliated	262	5	—	267
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	1,300	15	15	1,300
Other non-financial ABS - unaffiliated	579	6	15	570
Total ABS	$8,486	$217	$218	$8,485
Common stock	$58	$15	$—	$73
Preferred stock	$40	$—	$—	$40
	$49,794	$1,000	$4,413	$46,381
44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$5,182	$—	$1,284	$3,898
State, municipal and other government	3,131	9	536	2,604
Hybrid securities	249	8	9	248
Industrial and miscellaneous	34,923	478	3,621	31,780
Mortgage and other asset-backed securities	7,677	162	466	7,373
Total unaffiliated bonds	51,162	657	5,916	45,903
Unaffiliated preferred stocks	44	—	—	44
	$51,206	$657	$5,916	$45,947

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$88	$2	$—	$90

The carrying amount and estimated fair value of items held as bonds and short-term investments at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
December 31:	Carrying Value	Fair Value
Due in one year or less	$1,968	$1,972
Due after one year through five years	7,305	7,454
Due after five years through ten years	10,587	10,458
Due after ten years through twenty years	12,717	11,342
Due after twenty years	8,837	6,759
Subtotal	41,414	37,985
Mortgage and other asset-backed securities	8,466	8,468
Total	$49,880	$46,453
45

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2025 and 2024 is as follows:

	2025
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
ICOs:
U.S. Government obligations (exempt from RBC)	$1,669	$624	$1,521	$451
Other U.S. Government obligations (not exempt from RBC)	231	63	—	—
Non-U.S. sovereign jurisdiction securities	376	73	52	1
Municipal bonds - general obligations (direct & guaranteed)	118	25	17	—
Municipal bonds - special revenue	1,238	287	111	2
Corporate bonds	13,137	2,399	2,284	115
Single entity backed obligation	850	144	82	1
Bank loans - acquired	5	—	32	10
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	—	—	—	—
Total ICOs	$17,624	$3,615	$4,099	$580

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$52	$8	$1	$—
Non-agency CLOs/CBOs/CDOs - unaffiliated	32	1	207	1
Non-agency CMBS - unaffiliated	1,087	79	92	—
Non-agency RMBS - unaffiliated	88	7	35	2
Other financial ABS - unaffiliated	802	83	471	3
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	1	—	—	—
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	81	2	52	1
Other non-financial ABS - unaffiliated	—	—	53	—
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	201	15	170	—
Other non-financial ABS - unaffiliated	177	16	107	—
Total ABS	$2,521	$211	$1,188	$7
Common stock	$—	$—	$48	$—
Preferred stock	$11	$—	$29	$—
	$20,156	$3,826	$5,364	$587
46

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$1,518	$649	$2,307	$635
State, municipal and other government	1,848	512	557	24
Hybrid securities	75	8	49	1
Industrial and miscellaneous	14,344	3,316	7,937	305
Mortgage and other asset-backed securities	3,445	438	1,393	28
Total bonds	$21,230	$4,923	$12,243	$993
Common stocks-unaffiliated	$—	$—	$1	$—
	$21,230	$4,923	$12,244	$993

During 2025, 2024 and 2023, respectively, there were $67, $7 and $13, of asset-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For asset-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2025, 2024 and 2023, the Company recognized OTTI of $28, $0 and $25, respectively.
47

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following asset-backed and structured securities were held at December 31, 2025, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
61762TAH9	$3	$2	$1	$2	$2	3/31/2025
BAE3K7RU3-TA	—	—	—	—	—	3/31/2025
86362AAA6	1	—	1	—	—	3/31/2025
44421MAA8	13	11	2	11	11	3/31/2025
36260JAD9	4	3	1	3	3	3/31/2025
23345LAA7	21	18	3	18	18	3/31/2025
36269KAA3	4	4	—	4	4	3/31/2025
26207AAF0	2	2	—	2	2	3/31/2025
83164HP46	—	—	—	—	—	3/31/2025
83164HKQ2	—	—	—	—	—	3/31/2025
46651AA2	4	3	1	3	3	3/31/2025
61691YAJ0	5	4	1	4	4	3/31/2025
5490TAA0	2	2	—	2	2	3/31/2025
12654YAA7	2	2	—	2	2	3/31/2025
14576AAB8	1	1	—	1	1	3/31/2025
86190BAB0	2	2	—	2	2	3/31/2025
10901AAA4	2	2	—	2	2	3/31/2025
12510HAC4	1	1	—	1	1	3/31/2025
86190BAD6	1	1	—	1	1	3/31/2025
83162CTG8	1	1	—	1	1	3/31/2025
46616VAA8	1	1	—	1	1	3/31/2025
67190AAB2	2	2	—	2	2	3/31/2025
BAE2LRK94-TA	—	—	—	—	—	6/30/2025
BAE1PAJF7-TA	—	—	—	—	—	6/30/2025
BAE2XVVY5-TA	—	—	—	—	—	6/30/2025
12640WAG5	1	1	—	1	1	6/30/2025
61762TAH9	1	—	1	—	—	9/30/2025
12640WAG5	—	—	—	—	—	9/30/2025
98162JAG1	26	—	26	—	9	9/30/2025
			$37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The unrealized losses of asset-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2025 and 2024 is as follows:

	2025		2024
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$219	$7	$449	$28
The aggregate related fair value of securities with unrealized losses	2,521	1,089	3,460	1,485

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2,445 and 2,911 securities with a carrying amount of $23,982 and $26,152, and an unrealized loss of $3,826 and $4,923. Of this portfolio, at December 31, 2025 and 2024, 97.8% and 96.9% were investment grade with associated unrealized losses of $3,731 and $4,767, respectively.

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 596 and 1,543 securities with a carrying amount of $5,903 and $13,236, and an unrealized loss of $587 and $993. Of this portfolio, at December 31, 2025 and 2024, 97.1% and 97.3% were investment grade with associated unrealized losses of $569 and $977, respectively.

At December 31, 2025 and 2024, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2025 and 2024, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 11 and 5 securities, respectively, with a cost of $48 and $1 and an insignificant unrealized loss.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2025
Issuer credit obligations, amortized cost	3	$11	$11
Total	3	$11	$11

December 31, 2024
Bond, amortized cost	9	$42	$24
Total	9	$42	$24

The Company did not have any offsetting assets and liabilities at December 31, 2025 and 2024.

During 2025 and 2024, respectively, the Company sold, redeemed or otherwise disposed of 50 and 69 securities as a result of a callable feature which generated investment income of $9 and $16 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2025	2024	2023

Proceeds	$10,370	$4,303	$7,301

Gross realized gains	$130	$85	$184
Gross realized losses	(482)	(143)	(747)
Net realized capital gains (losses)	$(352)	$(58)	$(563)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2025, 2024 and 2023 of $88, $42 and $106, respectively.

At December 31, 2025 and 2024, the Company had recorded investments in restructured securities of $28 and $2.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Concentrations of Credit Risk

Credit risk represents the risk that a counterparty will fail to perform on its contractual obligations. The Company’s investment portfolio includes exposures that may be subject to concentrations of credit risk by industry sector and asset class. Such concentrations arise when multiple issuers share similar economic characteristics or are exposed to common industry‑specific, regulatory or macroeconomic factors that could affect their ability to meet contractual obligations.

The Company’s significant concentrations of credit risk are primarily related to corporate fixed‑income investments and structured securities diversified across a range of industries and asset classes.

Communications (Stable)

The Company maintains material exposure to issuers within the communications sector, including cable, media and telecommunications companies. Credit risk within this sector is influenced by competitive pressures, technological change, capital intensity and regulatory considerations that may impact issuer cash flows and overall credit quality.

Consumer Cyclical (Stable)

The Company holds investments in consumer cyclical industries, including retailers, restaurants, gaming entities and lodging and leisure companies. Credit risk within this sector is sensitive to changes in discretionary consumer spending, employment conditions, inflationary pressures and broader economic cycles that may affect revenues and profitability.

Consumer Noncyclical (Mostly Stable)

The Company’s consumer noncyclical exposure includes issuers in the food and beverage, consumer products, supermarkets, tobacco, healthcare and pharmaceutical industries. Credit risk in these sectors is influenced by factors such as pricing power, input cost volatility, regulatory environments, healthcare policy developments, and the relative stability of consumer demand.

Government and Government‑Related Securities (Stable)

The Company also invests in government and government‑related securities, including U.S. Treasury securities, municipal obligations, supranational entities and non‑U.S. sovereign issuers. Credit risk for these investments is largely associated with changes in fiscal conditions, interest rates and geopolitical developments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Real Estate Investment Trusts (Stable)

The Company holds investments in real estate investment trusts diversified across property types. Credit risk within this sector is influenced by real estate market fundamentals, occupancy levels, rental rate trends, operating cost pressures and access to capital markets.

Structured Securities (Stable)

Beyond corporate fixed‑income securities, the Company holds structured securities, including asset‑backed securities and commercial mortgage‑backed securities. Credit risk related to these investments is primarily influenced by the performance of the underlying collateral, the level of structural credit enhancement and prevailing macroeconomic conditions.

Technology (Stable)

The Company’s technology exposure includes issuers engaged in hardware manufacturing, software development and semiconductor production. Credit risk within this sector is affected by rapid technological advancement, capital investment requirements, product demand cycles and, in certain cases, global supply chain dynamics.

Transportation (Stable)

Transportation‑related exposure includes airlines, automotive manufacturers, railroads and transportation service providers. Credit risk within this sector is affected by fuel and operating costs, labor dynamics, trade and tariff policies, supply chain disruptions and overall economic activity.

Utilities and Infrastructure-Related (Stable)

The Company also maintains exposure to regulated and infrastructure‑oriented issuers, including electric utilities and other utility‑related entities. Credit risk in this sector is influenced by capital expenditure requirements, regulatory frameworks, weather‑related events and sensitivity to interest rate movements.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of unrealized losses in each of the above sectors and does not consider those investments to be other-than-temporarily impaired as of December 31, 2025.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2025 and 2024 were as follows:

December 31, 2025
	Farm	Commercial	Total
AAA - AA	$—	$4,506	$4,506
A	26	3,906	3,932
BBB	6	269	275
B	—	105	105
	$32	$8,786	$8,818

December 31, 2024
	Farm	Commercial	Total
AAA - AA	$—	$4,553	$4,553
A	30	3,643	3,673
BBB	3	591	594
BB	—	1	1
B	—	79	79
	$33	$8,867	$8,900

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2025, the Company issued mortgage loans with a maximum interest rate of 6.57% and a minimum interest rate of 5.07% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2025 at the time of origination was 64%. During 2024, the Company issued mortgage loans with a maximum interest rate of 7.26% and a minimum interest rate of 5.66% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 68%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

During 2025 and 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 0% and 6.55%, respectively.

During 2025 and 2024, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2025 and 2024:

		Commercial
	Farm	All Other	Total
December 31, 2025
Recorded Investment (All)
Current	$29	$8,786	$8,815
180+ Days Past Due	3	—	3

Accruing interest 180+
days past due
Recorded investment	3	—	3

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$28	$763	$791

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$29	$8,848	$8,877
30-59 Days Past Due	4	—	4
60-89 Days Past Due	—	12	12
180+ Days Past Due	—	7	7

Accruing interest 180+
days past due
Recorded investment	—	7	7

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$29	$795	$824

At December 31, 2025 and 2024, the Company held $3 and $7, respectively, of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2025 and 2024. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2025 and 2024, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2025 and 2024, the Company held 0 and 2 impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2025 and 2024, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2025 and 2024.

The Company had an allowance for credit losses on mortgage loans of $0, $15 and $0 at December 31, 2025, 2024, and 2023.

As of December 31, 2025 and 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2025, 2024 and 2023, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2025 and 2024, the Company held a mortgage loan loss reserve in the AVR of $103 and $97, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2025	2024		2025	2024

Pacific	27%	29%	Apartment	52%	52%
South Atlantic	21	21	Industrial	24	22
Middle Atlantic	13	12	Office	13	14
E. North Central	11	11	Retail	11	12
Mountain	10	8
W. South Central	8	9
W. North Central	5	5
New England	3	3
E. South Central	2	2

At December 31, 2025 and 2024, the Company had no mortgage loans with a total net admitted asset value that had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2025, 2024 and 2023 related to such restructurings. At December 31, 2025 and 2024, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. There were no impairment losses taken on real estate in 2025, 2024 and 2023 to write the book value down to the current fair value.

As of December 31, 2025 and 2024, there are no properties classified as held for sale. During 2025, there were no properties classified as held for sale disposed, resulting in no net realized gains. During 2024, four properties classified as held for sale were disposed, resulting in an insignificant net realized gain. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2025, 2024 and 2023 resulting in an insignificant amount of net realized gains. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company's real estate assets at December 31, 2025 and 2024 was as follows:

	2025	2024
Home office properties	$37	$39
	$37	$39

Accumulated depreciation on real estate at December 31, 2025 and 2024, was $35 and $33, respectively.

Other Invested Assets

The Company recorded impairments of $20, $4 and $0 throughout years 2025, 2024 and 2023, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Tax Credits

The Company invests in projects designed to generate federal and state tax credits and other tax benefits through ownership interests in tax credit structures, including partnerships and limited liability entities. These investments primarily relate to affordable housing and historic rehabilitation. The Company’s objective in making these investments is to realize value through the receipt and utilization of tax credits and related tax benefits rather than through operating income or appreciation of the underlying assets.

Tax credits generated by these investments may be transferable or certificated in certain jurisdictions or non‑transferable and usable only against the Company’s income tax liabilities. The investments are accounted for in accordance with SSAP No. 93 and SSAP No. 94, as applicable.

Tax credits generated from these investments are recognized as assets in accordance with SSAP No. 94 and are recorded at amounts expected to be realized through utilization or, where applicable, transfer or sale. The recognition of tax credits impacts the Company’s statutory financial position through the recording of admitted or nonadmitted tax credit assets.

Utilization of tax credits reduces income tax expense and current tax payable, favorably affecting statutory results of operations. Unused tax credits remain recorded as assets and are evaluated for admissibility and recoverability based on expected future taxable income, statutory limitations, and credit expiration provisions. Tax credits not expected to be realized are reduced through nonadmission or impairment, which negatively impacts statutory surplus and results of operations in the period recognized. Tax credit benefits recognized in 2025 and 2024 was $31 and $17, respectively, and other tax benefits recognized was $3 and $3. The balance of the investment recognized as of December 31, 2025 and 2024 is $53 and $58, respectively.

During the year ended December 31, 2025 and 2024, the Company recognized ($13) and ($14), respectively, of investment amortization related to investments generating tax credits and other tax benefits. This amortization was recognized as a component of net investment income.

The Company recognized an insignificant amount of non-income tax related activity associated with these investments as a component of net investment income during 2025 and 2024.

There were no other returns allocated to these investments recognized outside of income tax expense.

The following schedule reflects the aggregate amount of tax credits expected to be generated in each of the subsequent five years and thereafter, disaggregated between transferable/certificated and non‑transferable tax credits:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Year	Transferable/ Certificated	Nontransferable	Total
2026	$—	$12	$12
2027	—	11	11
2028	—	10	10
2029	—	6	6
2030	—	5	5
2031 and After	—	4	4
	$—	$48	$48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has commitments related to investments in tax credit structures, including obligations to make additional capital contributions upon the occurrence of specified events. The table below presents these commitments and the periods in which such amounts are expected to be funded:

Year	Tax Credit
2026	$1
2027	2
2028	—
2029	—
2030	—
2031 and After	—
$3

The Company is not subject to regulatory review for any underlying projects as of December 31, 2025 and 2024.

The Company did not recognize impairment losses on tax credit investments as of December 31, 2025 and 2024.

The following tables provide the carrying value of tax credits, disaggregated by transferable/certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total as of December 31, 2025 and 2024:

		December 31, 2025
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$5
Economic Redevelopment and Growth Tax Credits	NJ	—	11
Low-Income Housing Tax Credits	CA	13	30
Low-Income Housing Tax Credits	United States	46	49
Total	XXX	$59	$95

		December 31, 2024
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
Economic Redevelopment and Growth Tax Credits	NJ	$1	$16
Low-Income Housing Tax Credits	CA	—	15
Low-Income Housing Tax Credits	United States	58	59
Total	XXX	$59	$90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company did not have any non-transferable state tax credits.

The following tables provide total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of December 31, 2025 and 2024:

December 31, 2025
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
Massachusetts	MA	$5	$—	$5
New Jersey	NJ	11	—	11
California	CA	30	—	30
Federal	XXX	—	49	49
Total	XXX	$46	$49	$95

December 31, 2024
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
New Jersey	NJ	$16	$—	$16
California	CA	15	—	15
Federal	XXX	—	59	59
Total	XXX	$31	$59	$90

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The following tables identify tax credits by transferable/certificated and non-transferable classifications and identify the admitted and nonadmitted portions of each classification as of December 31, 2025 and 2024:

December 31, 2025
	Total Admitted	Total Nonadmitted
State:
Transferable	$13	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	46	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
	Total Admitted	Total Nonadmitted
State:
Transferable	$1	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	58	—

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2025 and 2024 was as follows:

	2025	2024
Fair value - positive	$337	$484
Fair value - negative	(1,330)	(1,926)

At December 31, 2025, 2024 and 2023, the Company has recorded unrealized gains (losses) of ($78), $132 and ($433), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2025, 2024 and 2023 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 18 years for forecasted hedge transactions. At December 31, 2025 and 2024, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2025 and 2024, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Options:
Calls	$(110)	$5	$13
Puts	(4)	1	(1)
Total options	$(114)	$6	$12
Swaps:
Interest rate	$—	$(6)	$—
Credit	3	—	—
Foreign exchange	8	—	—
Total return	(788)	(1,570)	(1,092)
Total swaps	$(777)	$(1,576)	$(1,092)
Futures - net positions	753	442	41
Total realized gains (losses)	$(138)	$(1,128)	$(1,039)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$47	$63	$(4)	$(5)
Interest rate swaps	10	8	—	—
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value (BACV) of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$34	$59	$3	$4
Interest rate swaps	11	9	—	—
Total	$45	$68	$3	$4
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2025, 2024 and 2023.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, and commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2025 and 2024:

		2025
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps(3)		$8	$591	2.0
Credit default swaps referencing indices		—	32	39.4
Subtotal		8	623	3.9
BBB	2
Single name credit default swaps(3)		20	598	2.1
Credit default swaps referencing indices		10	629	2.1
Subtotal		30	1,227	2.1
Total		$38	$1,850	2.7

(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		2024
Rating Agency Designation of Referenced Credit Obligations	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity(2)
AAA/AA/A	1
Single name credit default swaps(3)		$12	$978	2.2
Credit default swaps referencing indices		—	32	40.4
Subtotal		12	1,010	3.4
BBB	2
Single name credit default swaps (3)		35	1,461	1.9
Credit default swaps referencing indices		16	992	2.6
Subtotal		51	2,453	2.2
BB	3
Single name credit default swaps (3)		—	85	0.9
Subtotal		—	85	0.9
Total		$63	$3,548	2.5
(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2025 and 2024, there were not any potential future recoveries available to offset the $1,850 and $3,548, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2025	2024	2025	2024
Derivative assets:
Credit default swaps	$1,530	$3,343	$34	$62
Currency swaps	520	905	66	110
Equity futures	—	—	3	2
Equity swaps	2,801	3,770	43	120
Interest rate swaps	1,594	1,367	24	29
Options	317	314	75	63
Derivative liabilities:
Credit default swaps	609	715	—	(2)
Currency swaps	826	135	9	1
Equity futures	—	—	44	13
Equity swaps	4,233	2,494	102	37
Interest rate swaps	7,754	6,719	986	1,101
Options	(1,079)	(597)	19	5

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. With approval of the IID, the guaranteed benefits included are variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2025 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2026	$(137)	$51
2027	(137)	51
2028	(137)	51
2029	(137)	51
2030	(137)	51
2031	(137)	51
2032	(117)	51
2033	(89)	46
2034	(55)	32
2035	(3)	5
Total	$(1,086)	$440

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2024	$445
2. Amortization	63
3. Deferred Recognition	(501)
4. Balance at December 31, 2024 [1-(2+3)]	$883
5. Amortization	88
6. Deferred Recognition	149
7. Balance at December 31, 2025 [4-(5+6)]	$646

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2025	2024
Amortized cost	$—	$(3)
Fair value	(78)	(672)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2025
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(9)	$(467)	$591	$115

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	7	83	(16)	74
Deferred	2	384	(575)	(189)
*Totals shown are pre-tax

December 31, 2024
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(1)	$409	$(1,524)	$(1,116)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	15	(148)	615	482
Deferred	(14)	(261)	909	634
*Totals shown are pre-tax

	Year Ended December 31
	2025	2024
Prior year fair value of hedged item	$1,663	$630
Current year fair value of hedged item	1,538	1,663
Change in fair value attributable to interest rates	$(125)	$1,033
Portion of the fair value change attributed to the hedged risk	$(124)	$1,032

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
		G/A Supporting
		Separate	Total S/A	S/A Assets
	Total General	Account (S/A)	Restricted	Supporting
Restricted Asset Category	Account (G/A)	Activity	Assets	G/A Activity	Total
Collateral held under security lending agreements	$1,657	$—	$—	$—	$1,657
Subject to repurchase agreements	296	—	—	—	296
FHLB capital stock	39	—	—	—	39
On deposit with states	57	—	—	—	57
Pledged as collateral to FHLB (including assets backing funding agreements)	3,909	—	—	—	3,909
Pledged as collateral not captured in other categories	2,585	—	—	—	2,585
Other restricted assets	5,918	—	—	—	5,918
Collateral assets received and on balance sheet	78	—	—	—	78
Assets held under modco reinsurance agreements	132	—	—	—	132
Assets held under funds withheld reinsurance agreements	4,877	—	—	—	4,877
Total restricted assets	$19,548	$—	$—	$—	$19,548

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
					Gross
					(Admitted &	Admitted
					Nonadmitted)	Restricted to
	Total From		Total	Total	Restricted	Total
	Prior Year	Increase/	Nonadmitted	Admitted	to Total	Admitted
Restricted Asset Category	(2024)	(Decrease)	Restricted	Restricted	Assets	Assets
Collateral held under security lending agreements	$1,667	$(10)	$—	$1,657	0.89%	0.90%
Subject to repurchase agreements	306	(10)	—	296	0.16%	0.16%
FHLB capital stock	77	(38)	—	39	0.02%	0.02%
On deposit with states	57	—	—	57	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,956	(47)	—	3,909	2.11%	2.13%
Pledged as collateral not captured in other categories	3,085	(500)	—	2,585	1.39%	1.41%
Other restricted assets	7,920	(2,002)	—	5,918	3.19%	3.22%
Collateral assets received and on balance sheet	—	78	—	78	0.04%	0.04%
Assets held under modco reinsurance agreements	—	132	—	132	0.07%	0.07%
Assets held under funds withheld reinsurance agreements	—	4,877	—	4,877	2.63%	2.65%
Total restricted assets	$17,068	$2,480	$—	$19,548	10.53%	10.63%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
			Total S/A	S/A Assets
		G/A Supporting	Restricted	Supporting G/A
Description of Assets	Total G/A	S/A Activity (a)	Assets	Activity (b)	Total
Derivatives	$2,495	$—	$—	$—	$2,495
Secured funding agreements	58	—	—	—	58
AMBAC	32	—	—	—	32
Total	$2,585	$—	$—	$—	$2,585
Amount of total pledged under derivative contracts	2,495				2,495
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$90	$—	$—	$—	$90

	Gross (Admitted & Nonadmitted) Restricted			Percentage
				Gross
				(Admitted &	Admitted
				Nonadmitted)	Restricted to
	Total From Prior		Total	Restricted	Total
	Year	Increase/	Admitted	to Total	Admitted
Description of Assets	(2024)	(Decrease)	Restricted	Assets	Assets
Derivatives	$3,052	$(557)	$2,495	1.35%	1.36%
Secured funding agreements	1	57	58	0.03%	0.03%
AMBAC	32	—	32	0.02%	0.02%
Total	$3,085	$(500)	$2,585	1.40%	1.41%
Amount of total pledged under derivative contracts	—	2,495	2,495	1.35%	1.36%
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$3,085	$(2,995)	$90	0.05%	0.05%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2025 and 2024:

	2025
	BACV	BACV	BACV	Fair Value	Fair Value
Collateral Assets	Collateral	Modco	FWH	Collateral	Modco
General Account
Cash	$78	$52	$67	$78	$52
Securities lending collateral assets	1,657	—	—	1,657	—
Other	—	81	4,809	—	78
Total collateral assets	$1,735	$133	$4,876	$1,735	$130

	2025
		% of BACV to
		Total Assets	% of BACV to	BACV
	Fair Value	(Admitted and	Total Admitted	FWH Including
Collateral Assets	FWH	Nonadmitted)	Assets	Modco
General Account
Cash	$67	0.26%	0.27%	$119
Securities lending collateral assets	—	2.19%	2.23%	—
Other	4,544	6.45%	6.59%	4,890
Total collateral assets	$4,611	8.90%	9.09%	$5,009

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

	2024
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$94	$94	0.12%	0.12%
Securities lending collateral assets	1,667	1,667	2.16	2.2
Other	2	2	—	—
Total collateral assets	$1,763	$1,763	2.28%	2.32%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2025	2024	2023
Income:
Bonds	$2,404	$2,235	$2,170
Preferred stocks	3	4	5
Common stocks	271	481	392
Mortgage loans on real estate	385	384	383
Real estate	9	9	9
Policy loans	114	112	110
Cash, cash equivalents and short-term investments	56	113	95
Derivatives	392	421	403
Other invested assets	144	177	200
Gross investment income	3,778	3,936	3,767
Less: investment expenses	177	180	198
Net investment income before amortization of IMR	3,601	3,756	3,569
Amortization of IMR	(12)	(13)	28
Net investment income	$3,589	$3,743	$3,597

At December 31, 2025 and 2024, the Company excluded investment income due and accrued of $2 and $5, respectively. There was $2 and $0 excluded for mortgage loans or real estate for 2025 and 2024.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2025	2024
Gross	$615	$674
Nonadmitted	$2	$5
Admitted	$613	$669

At December 31, 2025 and 2024, the Company had cumulative amounts for paid-in-kind interest of $25 and $1, respectively, included in the principle balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2025	2024	2023

Bonds	$(440)	$(101)	$(669)
Preferred stocks	1	1	—
Common stocks	2	2	(8)
Mortgage loans on real estate	(19)	(21)	(1)
Cash, cash equivalents and short-term investments	—	—	(1)
Derivatives	(566)	(1,471)	(2,043)
Variable annuity reserve hedge offset	—	—	(44)
Other invested assets	17	46	27
Net realized capital gains (losses), before taxes	(1,005)	(1,544)	(2,739)
Federal income tax effect	4	—	106
Transfer from (to) IMR	426	105	634
Net realized capital gains (losses) on investments	$(575)	$(1,439)	$(1,999)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2025	2024	2023

Bonds	$(30)	$42	$10
Preferred stocks	(1)	—	1
Common stocks	13	(6)	1
Affiliated entities	(157)	(260)	443
Mortgage loans on real estate	15	(15)	—
Cash equivalents and short-term investments	(2)	—	—
Derivatives	223	268	600
Other invested assets	(107)	(104)	327
Change in unrealized capital gains (losses), before taxes	(46)	(75)	1,382
Taxes on unrealized capital gains (losses)	(1)	13	(98)
Change in unrealized capital gains (losses), net of tax*	$(47)	$(62)	$1,284

*2024 variance to Statement of Changes in Capital and Surplus related to an immaterial prior period correction included within the "Other changes - net" line.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.
Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.
IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.
C.
Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.
D.
Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	149	149	—	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	133	133	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	2025	2024
Prior period, as of September 30, the most recent statement filed with the IID, general account capital and surplus	$5,647	$5,912
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	741	800
Net negative (disallowed) IMR (admitted)	238	114
Adjusted capital and surplus	$4,668	$4,998

The admitted net negative (disallowed) IMR represents 7.43% and 2.66% of adjusted capital and surplus for 2025 and 2024.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2025 and 2024.

6.
Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2025 and 2024 were as follows:

	Year Ended December 31
	2025	2024

Life insurance reserves	$30,386	$35,987
Annuity reserves and supplementary contracts with life contingencies	16,839	14,816
Accident and health reserves (including long term care)	7,184	7,252
Total policy reserves	$54,409	$58,055

Deposit-type contracts	671	693
Policy claims	919	1,048
Total policy reserves, deposit-type contracts and claim liabilities	$55,999	$59,796

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method or Actuarial Guideline XXXVIII. Term insurance issued after July 1, 2017 and Indexed Universal life Insurance issued after January 1, 2020 follow Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2025 and 2024, the Company had insurance in force aggregating $26,514 and $31,676, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,272 and $2,055 to cover these deficiencies as of December 31, 2025 and 2024, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. The Company establishes a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $125 and $0 as of December 31, 2025 and 2024, respectively.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2025
2025	$—	$1,249	$508	$741
2024 and prior	2,176	(92)	687	1,397
	2,176	$1,157	$1,195	2,138
Active life reserve	$5,476			$5,414
Total accident and health reserves	$7,652			$7,552

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2024
2024	$—	$1,233	$470	$763
2023 and prior	2,000	54	641	1,413
	2,000	$1,287	$1,111	2,176
Active life reserve	$5,508			$5,476
Total accident and health reserves	$7,508			$7,652

The change in the Company's unpaid claims reserve was ($92) and $54 for the years ended December 31, 2025 and 2024, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2025 was due to the closed block Supplemental Health portions running off and reducing reserves. The change in 2024 was due to worse than expected experience primarily due to higher medical claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2025
2025	$—	$36	$19	$17
2024 and prior	44	(10)	1	33
	$44	$26	$20	$50

Year ended December 31, 2024
2024	$—	$38	$22	$16
2023 and prior	42	(12)	2	28
	$42	$26	$24	$44

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2025.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company's traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2025 and 2024, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$2	$—	$1	$—
Ordinary renewal business	12	11	24	19
Group life direct business	1	1	10	6
	$15	$12	$35	$25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2025 and 2024 are approximately $12 and $10, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders. As of December 31, 2025 and 2024, there were no contractual maturities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$212	$5,093	$—	$5,305	7%
At book value less surrender charge
of 5% or more	902	—	—	902	1
At fair value	5	—	58,930	58,935	82
Total with adjustment or at fair value	1,119	5,093	58,930	65,142	90
At book value without adjustment
(minimal or no charge or adjustment)	5,504	—	—	5,504	8
Not subject to discretionary withdrawal
provision	1,089	—	632	1,721	2
Total individual annuity reserves	7,712	5,093	59,562	72,367	100%
Less reinsurance ceded	4,593	—	—	4,593
Net individual annuities reserves	$3,119	$5,093	$59,562	$67,774
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$196	$—	$—	$196

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$5,615	$8	$—	$5,623	11%
At book value less surrender charge
of 5% or more	15	—	—	15	—
At fair value	—	—	32,153	32,153	63
Total with adjustment or at fair value	5,630	8	32,153	37,791	74
At book value without adjustment
(minimal or no charge or adjustment)	2,146	—	—	2,146	4
Not subject to discretionary withdrawal
provision	11,070	—	74	11,144	22
Total group annuities reserves	18,846	8	32,227	51,081	100%
Less reinsurance ceded	5,251	—	—	5,251
Net group annuities reserves	$13,595	$8	$32,227	$45,830

	December 31
	2025
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	198	—	—	198	25
Not subject to discretionary withdrawal
provision	477	99	20	596	75
Total deposit-type contracts	675	99	20	794	100%
Less reinsurance ceded	4	—	—	4
Net deposit-type contracts	$671	$99	$20	$790

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$15,737
Exhibit 5, Supp contracts with life contingencies section, total (net)	977
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	671
Subtotal	17,385
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	96,227
Exhibit 3, Supp contracts with life contingencies section, total	663
Other contract deposit funds	119
Subtotal	97,009
Combined total	$114,394

	December 31
	2024
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$286	$2,208	$—	$2,494	4%
At book value less surrender charge
of 5% or more	880	—	—	880	1
At fair value	6	—	58,835	58,841	84
Total with adjustment or at fair value	1,172	2,208	58,835	62,215	89
At book value without adjustment
(minimal or no charge or adjustment)	6,024	—	—	6,024	9
Not subject to discretionary withdrawal
provision	1,043	—	569	1,612	2
Total individual annuity reserves	8,239	2,208	59,404	69,851	100%
Less reinsurance ceded	5,303	—	—	5,303
Net individual annuity reserves	$2,936	$2,208	$59,404	$64,548
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$160	$—	$—	$160

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$4,842	$10	$—	$4,852	12%
At book value less surrender charge
of 5% or more	17	—	—	17	—
At fair value	—	—	29,901	29,901	70
Total with adjustment or at fair value	4,859	10	29,901	34,770	82
At book value without adjustment
(minimal or no charge or adjustment)	2,299	—	—	2,299	5
Not subject to discretionary withdrawal
provision	5,516	—	68	5,584	13
Total group annuity reserves	12,674	10	29,969	42,653	100%
Less reinsurance ceded	794	—	—	794
Net group annuity reserves	$11,880	$10	$29,969	$41,859

	December 31
	2024
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	207	—	—	207	26
Not subject to discretionary withdrawal
provision	492	87	18	597	74
Total deposit-type contracts	699	87	18	804	100%
Less reinsurance ceded	6	—	—	6
Net deposit-type contracts	$693	$87	$18	$798

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,876
Exhibit 5, Supp contracts with life contingencies section, total (net)	940
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	693
Subtotal	15,509
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	90,994
Exhibit 3, Supp contracts with life contingencies section, total	597
Other contract deposit funds	105
Subtotal	91,696
Combined total	$107,205

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$314	$434
Universal life	12,317	12,120	12,536
Universal life with secondary guarantees	5,610	5,190	13,523
Indexed universal life with secondary
guarantees	10,848	7,833	9,006
Other permanent cash value life
insurance	2	4,816	7,169
Variable universal life	954	953	1,039
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	7,988
Accidental death benefits	—	—	44
Disability - active lives	—	—	37
Disability - disabled lives	—	—	162
Miscellaneous reserves	—	—	1,381
Total (gross)	29,731	31,226	53,319
Reinsurance ceded	6,967	6,809	22,933
Total (net)	$22,764	$24,417	$30,386

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$699	$699	$699
Total (net)	$699	$699	$699

	December 31
	2025
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$11,024	$11,023	$11,023
Total (net)	$11,024	$11,023	$11,023

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$29,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	19
Exhibit 5, Disability - disabled lives section, total (net)	141
Exhibit 5, Miscellaneous reserves section, total (net)	514
Subtotal	30,386
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,722
Subtotal	11,722
Combined total	$42,108

	December 31
	2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$296	$430
Universal life	12,610	12,060	14,295
Universal life with secondary guarantees	5,479	5,360	16,322
Indexed universal life with secondary
guarantees	9,239	6,513	7,572
Other permanent cash value life
insurance	2	4,797	7,142
Variable universal life	709	708	1,025
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	8,007
Accidental death benefits	—	—	46
Disability - active lives	—	—	36
Disability - disabled lives	—	—	159
Miscellaneous reserves	—	—	2,155
Total (gross)	28,039	29,734	57,189
Reinsurance ceded	5,048	4,909	21,202
Total (net)	$22,991	$24,825	$35,987

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$690	$690	$690
Total (net)	$690	$690	$690

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$8,906	$8,904	$10,198
Total (net)	$8,906	$8,904	$10,198

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$34,633
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	136
Exhibit 5, Miscellaneous reserves section, total (net)	1,176
Subtotal	35,987
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,888
Subtotal	10,888
Combined total	$46,875

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2025, 2024 and 2023 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2025	$—	$—	$10	$6,601	$6,611

Reserves for separate accounts
as of December 31, 2025 with
assets at:
Fair value	$—	$111	$—	$102,832	$102,943
Amortized cost	5,089	699	—	—	5,788
Total as of December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2025:
With fair value adjustment	$5,089	$12	$—	$—	$5,101
At fair value	—	—	—	102,106	102,106
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	699	—	—	699
Subtotal	5,089	711	—	102,106	107,906
Not subject to discretionary
withdrawal	—	99	—	726	825
Total separate account reserve
liabilities at December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2024	$—	$—	$10	$7,999	$8,009

Reserves for separate accounts
as of December 31, 2024 with
assets at:
Fair value	$—	$100	$—	$99,374	$99,474
Amortized cost	2,419	690	—	—	3,109
Total as of December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2024:
With fair value adjustment	$2,419	$14	$—	$—	$2,433
At fair value	—	—	—	98,719	98,719
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	690	—	—	690
Subtotal	2,419	704	—	98,719	101,842
Not subject to discretionary
withdrawal	—	86	—	655	741
Total separate account reserve
liabilities at December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts
as of December 31, 2023 with
assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684
Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	684	—	—	684
Subtotal	710	702	—	95,712	97,124
Not subject to discretionary
withdrawal	—	68	—	571	639
Total separate account reserve
liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2025	2024	2023
Transfer as reported in the Summary of
Operations of the separate accounts
statement:
Transfers to separate accounts	$6,697	$8,100	$6,167
Transfers from separate accounts	(12,679)	(14,225)	(10,944)
Net transfers from separate accounts	(5,982)	(6,125)	(4,777)
Miscellaneous reconciling adjustments	(29)	(38)	(24)
Net transfers as reported in the Summary
of Operations of the life, accident and health
annual statement	$(6,011)	$(6,163)	$(4,801)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $104,492 and $101,121, respectively. The assets legally insulated from general account claims at December 31, 2025 and 2024 are attributed to the following products:

	2025	2024
Group annuities	$30,371	$28,064
Variable annuities	61,792	61,483
Fixed universal life	735	727
Variable universal life	4,792	9,365
Variable life	6,739	1,367
Modified separate accounts	60	114
Registered market value annuity product - SPL	3	1
Total separate account assets	$104,492	$101,121

At December 31, 2025 and 2024, the Company held separate account assets not legally insulated from the general account in the amount of $5,100 and $2,373, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To  compensate the general account for the risk taken, the separate account paid risk charges of $521, $551, $570, $584 and $579, to the general account in 2025, 2024, 2023, 2022 and 2021, respectively. During the years ended December 31, 2025, 2024, 2023, 2022 and 2021, the general account of the Company had paid $49, $41, $63, $56 and $45, respectively, toward separate account guarantees.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company reported guaranteed separate account assets at amortized cost in the amount of $5,577 and $2,784, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $5,593 and $2,699 at December 31, 2025 and 2024, respectively, which would have resulted in an unrealized gain/(loss) of $16 and ($86), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7.
Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2025	2024	2023

Direct premiums	$20,078	$19,907	$16,262
Reinsurance assumed - non affiliates	945	886	866
Reinsurance assumed - affiliates	(15)	68	(10)
Reinsurance ceded - non affiliates	(1,483)	(1,503)	(2,547)
Reinsurance ceded - affiliates	(4,493)	(591)	(5,055)
Net premiums earned	$15,032	$18,767	$9,516

The Company received reinsurance recoveries in the amount of $3,349, $3,294 and $3,327 during 2025, 2024 and 2023, respectively. At December 31, 2025 and 2024, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $828 and $858, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2025 and 2024 of $37,863 and $37,420, respectively, of which $17,693 and $16,315 were ceded to affiliates, respectively.

During 2025, 2024 and 2023, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of ($1,228) (($1,030) after tax), $387 ($255 after tax) and $684 ($429 after tax), respectively.

Effective December 9, 2025, the Company entered into a reinsurance agreement with Dawn Re, Inc., an affiliate, to cede universal life with secondary guarantee insurance business. As part of the transaction, the Company paid $3,903 in net reinsurance consideration and ceded $5,884 of reserves. Additionally, a pre-tax IMR asset of $275 was ceded with the transaction. The transaction generated a realized gain of $1,706, which was deferred to equity.

Effective June 30, 2025, the Company, through its subsidiary LIICA Re II which subsequently merged into TLIC effective December 9, 2025, entered into an agreement with Ironwood Re Corp. (IRC) to transfer, by novation, rights and obligations under the coinsurance agreement covering certain universal life insurance policies issued by TLB to IRC. As part of this transaction, the Company (through LIICA Re II) paid consideration of $68 to release reserves of $397, resulting in a net pre-tax income impact of $329.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, TPRe. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

The Company is party to an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB, net of third-party reinsurance. Refer to the preceding table for premiums earned from reinsurance assumed from affiliates, including reinsurance assumed under this agreement.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company reported gross receivables on billed and unbilled claims of $164 and $261 as of December 31, 2025, respectively, all of which have been fully non-admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

8.
Income Taxes

The net deferred income tax asset at December 31, 2025 and 2024 and the change from the prior year are comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,072	$275	$2,347
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	2,072	275	2,347
Deferred Tax Assets Nonadmitted	863	—	863
Subtotal (Net Deferred Tax Assets)	1,209	275	1,484
Deferred Tax Liabilities	484	311	795
Net Admitted Deferred Tax Assets (Liabilities)	$725	$(36)	$689

	December 31, 2024
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,597	$215	$2,812
Statutory Valuation Allowance Adjustment	—	2	2
Adjusted Gross Deferred Tax Assets	2,597	213	2,810
Deferred Tax Assets Nonadmitted	1,169	—	1,169
Subtotal (Net Deferred Tax Assets)	1,428	213	1,641
Deferred Tax Liabilities	542	297	839
Net Admitted Deferred Tax Assets (Liabilities)	$886	$(84)	$802

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(525)	$60	$(465)
Statutory Valuation Allowance Adjustment	—	(2)	(2)
Adjusted Gross Deferred Tax Assets	(525)	62	(463)
Deferred Tax Assets Nonadmitted	(306)	—	(306)
Subtotal (Net Deferred Tax Assets)	(219)	62	(157)
Deferred Tax Liabilities	(58)	14	(44)
Net Admitted Deferred Tax Assets (Liabilities)	$(161)	$48	$(113)

The Company recognized all of its deferred tax liabilities as of December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2025	2024	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$492	$701	$(209)
Investments	227	227	—
Deferred acquisition costs	683	721	(38)
Policyholder dividends accrual	6	6	—
Compensation and benefits accrual	45	43	2
Receivables - nonadmitted	131	147	(16)
Net operating loss carry-forward	48	331	(283)
Tax credit carry-forward	317	340	(23)
Other	123	81	42
Subtotal	2,072	2,597	(525)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	863	1,169	(306)
Admitted ordinary deferred tax assets	1,209	1,428	(219)

Capital
Investments	179	192	(13)
Net capital loss carry-forward	96	23	73
Other	—	—	—
Subtotal	275	215	60

Statutory valuation allowance adjustment	—	2	(2)
Nonadmitted	—	—	—
Admitted capital deferred tax assets	275	213	62
Admitted deferred tax assets	$1,484	$1,641	$(157)

	Year Ended December 31
	2025	2024	Change
Deferred Tax Liabilities:
Ordinary
Investments	$409	$450	$(41)
Policyholder reserves	6	77	(71)
Other	69	15	54
Subtotal	484	542	(58)
Capital
Investments	310	297	13
Other	1	—	1
Subtotal	311	297	14
Deferred tax liabilities	795	839	(44)
Net admitted deferred tax assets (liabilities)	$689	$802	$(113)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that has been fully amortized into taxable income as of December 31, 2025.

At December 31, 2025, the Company removed its valuation allowance of $2 related to capital deferred tax assets in excess of deferred tax liabilities on LIICA Re II. Subsequent to the merger of TLIC, LIICA Re II, and TPRe, the Company now has sufficient capital deferred tax liabilities to offset its capital deferred tax assets and a valuation allowance is no longer required.

On July 4, 2025, the One Big Beautiful Bill (Bill) was passed into US law. The Company has no material tax impacts related to the Bill in its December 31, 2025 results.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023, 2024, or 2025 and has not included any impacts of the CAMT in the financial statements as of December 31, 2025.

As discussed in Note 2, for the years ended December 31, 2025 and 2024, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2025
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	641	48	689
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	789	59	848
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	689
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	568	227	795
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,209	$275	$1,484

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		December 31, 2024
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	778	24	802
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	1,037	32	1,069
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	768
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	650	189	839
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,428	$213	$1,641

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	(137)	24	(113)
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	(248)	27	(221)
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	(79)
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	(82)	38	(44)
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(219)	$62	$(157)

	December 31
	2025	2024
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	707%	780%
Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$4,592	$5,123

The impact of tax planning strategies at December 31, 2025 and 2024 was as follows:

	December 31, 2025
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

The Company's tax planning strategies as of December 31, 2024 include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2025	2024	Change
Current Income Tax

Federal	$(61)	$(37)	$(24)
Subtotal	(61)	(37)	(24)
Federal income tax on net capital gains	(4)	—	(4)
Federal and foreign income taxes incurred	$(65)	$(37)	$(28)

	Year Ended December 31
	2024	2023	Change
Current Income Tax

Federal	$(37)	$75	$(112)
Subtotal	(37)	75	(112)
Federal income tax on net capital gains	—	(106)	106
Federal and foreign income taxes incurred	$(37)	$(31)	$(6)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2025	2024	2023

Current income taxes incurred	$(65)	$(37)	$(31)

Change in deferred income taxes	431	(8)	(149)
(without tax on unrealized gains and losses)
Total income tax reported	$366	$(45)	$(180)

Income before taxes	$916	$784	$312
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense (benefit) at
statutory rate	$192	$165	$66

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$(7)	$11	$6
Dividends received deduction	(87)	(128)	(127)
Tax-exempt income	(3)	(4)	(4)
Nondeductible expenses	6	5	3
Pre-tax items reported net of tax	219	(51)	(97)
Tax credits	(26)	(27)	(21)
Prior period tax return adjustment	10	24	(18)
Change in statutory valuation allowance	(2)	1	—
Change in uncertain tax positions	(18)	—	—
Deferred tax change on other items in surplus	77	(38)	13
Other	5	(3)	(1)
Total income tax reported	$366	$(45)	$(180)

The Company's federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2025.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Description	Amount	Origination Dates	Expiration Dates
Operating Loss	$231	12/31/2024	N/A
Operating Loss Total	$231

Foreign Tax Credit	$11	12/31/2024	12/31/2034
Foreign Tax Credit Total	$11

General Business Credit	$2	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	16	12/31/2023	12/31/2043
General Business Credit	15	12/31/2024	12/31/2044
General Business Credit	14	12/31/2025	12/31/2045
General Business Credit Total	$308

The Company has net capital loss carryforwards which expire as follows: 2028: $76, 2029: $30 and 2030: $354.

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2025, 2024 and 2023.

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2024	$18
Tax positions taken during prior period	—
Balance at December 31, 2024	$18
Tax positions taken during prior period	(18)
Balance at December 31, 2025	$—

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2025 and 2024.

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)
Balance at January 1, 2023	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)
Balance at December 31, 2023	$3	$—	$3
Interest expense (benefit)	1	—	1
Cash received (paid)	(2)	—	(2)
Balance at December 31, 2024	$2	$—	$2
Interest expense (benefit)	(2)	—	(2)
Cash received (paid)	—	—	—
Balance at December 31, 2025	$—	$—	$—

The IRS has completed its examination of 2014 - 2017 with an expected refund for 2014 pending Joint Committee on Taxation approval. The 2018 amended tax return remains under audit, and the IRS opened exam on the 2019 tax return. Federal income tax returns filed in 2020 through 2024 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

9.
Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value, of which 676,190 shares were issued and outstanding at December 31, 2025 and 2024.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends and other distributions to its parent companies. Total distributions, within the preceding 12-month period, are generally limited to the greater of (a) 10 percent of surplus as regards to policyholders as of the preceding December 31 (excluding any reported special surplus), or (b) statutory net gain from operations for the preceding year. Dividend payments are further limited by the availability of unassigned funds at the time of the payment. Iowa law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $490 on December 29, 2023.

The Company received regulatory approval to recharacterize its gross paid‑in and contributed surplus to unassigned surplus pursuant to the quasi‑reorganization provisions of SSAP No. 72, Surplus and Quasi-Reorganizations, effective December 9, 2025. This restatement does not impact total surplus, net income, dividends to stockholders or the valuation of any assets or liabilities.

	Change in Year Surplus	Change in Gross Paid-in and Contributed Surplus
2025	$824	$(824)

On November 28, 2025, the Company received a capital contribution of $425 from CGC.

On June 24, 2025, the Company paid an ordinary common stock dividend of $200 to CGC.

On December 19, 2024, the Company paid an ordinary common stock dividend of $150 to CGC.

On June 20, 2024, the Company paid an ordinary common stock dividend of $265 to CGC.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2025 and 2024, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $645 and $883, as of December 31, 2025 and 2024, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $382 and $193, as of December 31, 2025 and 2024, respectively, for admitted disallowed IMR as required under INT 23-01.

10.
Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2025 and 2024, respectively, securities with a fair value of $1,611 and $1,394 were on loan under securities lending agreements. At December 31, 2025 and 2024, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,657 and $1,667 at December 31, 2025 and 2024, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2025	2024
Open	$1,657	$1,667
Total collateral received	$1,657	$1,667

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$79	$79	$130	$130
30 days or less	540	540	658	658
31 to 60 days	285	285	263	263
61 to 90 days	190	190	318	318
91 to 120 days	120	120	105	105
121 to 180 days	129	129	150	150
181 to 365 days	200	200	43	43
2 to 3 years	35	35	—	—
Greater than 3 years	79	79	—	—
Total	1,657	1,657	1,667	1,667
Securities received	—	—	—	—
Total collateral reinvested	$1,657	$1,657	$1,667	$1,667

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,659 (fair value of $1,657) that are currently tradable securities that could be sold and used to pay for the $1,657 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table presents collateral associated with securities lending transactions that extend beyond one year for 2025 and 2024:

Description of collateral	2025	2024
ABS credit cards	$26	$—
ABS autos	54	—
ABS other non-housing	35	—
Total collateral extending beyond one year of the reporting date	$115	$—

11.
Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant's eligible earnings per the plan's matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $21, $21 and $18 was allocated to the Company for the years ended December 31, 2025, 2024 and 2023, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee's eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $13, $13 and $11 for the years ended December 31, 2025, 2024 and 2023, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $2, $2 and $4 for the years ended December 31, 2025, 2024 and 2023, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2025, 2024 and 2023 was insignificant.

12.
Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), are parties to a Shared Services and Cost Sharing Agreement whereby both provide accounting, administrative, and other advisory services in accordance with the agreement. The net amount received by the Company as a result of being a party to these agreements was $1,421, $436 and $2 during 2025, 2024 and 2023, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $31, $29 and $30 for these services during 2025, 2024 and 2023, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $109, $98 and $98 for these services during 2025, 2024 and 2023, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $109, $119 and $115 for these services during 2025, 2024 and 2023, respectively.

Transamerica Capital, LLC provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $432, $23 and $10 for the years ended December 31, 2025, 2024 and 2023, respectively.

During 2025, the Company purchased $43 of other invested assets from a modified separate account of the Company. In addition, the Company sold $150 of other invested assets to TFLIC and a modified separate account of the Company for $130 and $20, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2025, 2024 and 2023, the Company received (paid) net interest of $26, $28 and $21 from (to) affiliates, respectively. At December 31, 2025 and 2024, respectively, the Company reported net receivables (payables) from (to) affiliates of $641 and $256. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2025, the Company has outstanding intercompany notes receivables of $500, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$175	March 27, 2026	4.34%
TA Corp	25	April 25, 2026	4.34
TA Corp	75	June 20, 2026	4.32
TA Corp	75	June 25, 2026	4.32
TA Corp	150	June 30, 2026	4.32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2024, the Company had outstanding intercompany notes receivables of $550, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$275	March 27, 2025	5.33%
TA Corp	25	April 26, 2025	5.33
TA Corp	75	June 21, 2025	5.30
TA Corp	75	June 25, 2025	5.30
ULI Funding LLC	100	December 30, 2025	4.70

At December 31, 2025 and 2024, the Company had no short-term intercompany notes payable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 3, LLC	$13
Real Estate Alternatives Portfolio 4 HR, LLC	147
Real Estate Alternatives Portfolio 4 MR, LLC	9
Aegon Workforce Housing Fund 2, L.P.	140
Natural Resources Alternatives Portfolio I, LLC	308
Natural Resources Alternatives Portfolio II, LLC	138
Natural Resources Alternatives Portfolio 3, LLC	213
TA Private Equity Assets LLC	317
Zero Beta Fund, LLC	4
TA-APOP I, LLC	263
TA-APOP I-A, LLC	109

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2025 and 2024:

December 31, 2025
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	155	155	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$155	$155	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$520	$520	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$520	$520	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$675	$675	$—
Aggregate Total	XXX	$675	$675	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	149	149	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$149	$149	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$434	$434	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$434	$434	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$583	$583	$—
Aggregate Total	XXX	$583	$583	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2025

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/14/2025	123	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$123	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	10/14/2025	$514	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$514	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$637	—	—	—
Aggregate Total	—	—	$637	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	11/4/2024	136	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$136	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	11/4/2024	$502	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$502	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$638	—	—	—
Aggregate Total	—	—	$638	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
TORI	$—	$(3,053)	$841	$—
TWRI	—	(1,384)	631	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the credit linked note or the excess of loss reinsurance asset as admitted assets in the financial statements, the risk-based capital would have been below the control level which would have triggered a regulatory event.

Information regarding the Company's affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13.
Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA's/TPA's that wrote premiums in excess of 5% of the Company's surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

14.
Commitments and Contingencies

At December 31, 2025 and 2024, the Company has mortgage loan commitments of $43 and $179, respectively.

The Company has contingent commitments of $835 and $812, as of December 31, 2025 and 2024, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $3 and $2, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2025 and 2024 was $9 and $13, respectively.

At December 31, 2025, the minimum aggregate rental commitments are as follows:

Year	Amount
2026	$10
2027	9
2028	8
2029	4
2030	2

Private placement commitments outstanding as of December 31, 2025 and 2024 were $328 and $238, respectively.

The Company did not sell any “to-be-announced” (TBA) securities as of December 31, 2025 and 2024.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2025 and 2024, respectively, was $531 and $466.

At December 31, 2025 and 2024, securities in the amount of $51 and $114, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the nature and circumstances of guarantee as of December 31, 2025 and 2024:

Nature and Circumstances of Guarantee	Liability Recognition of Guarantee	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to Make Under the Guarantee	Current Status of Payment or Performance Risk of Guarantees
The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships.  Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years.
	$ —	Payment would impact Investment Expenses, which will ultimately roll up to Net investment income.	$ —	No payments required as of December 31, 2025. Current assessment of risk of making payments under guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Hong Kong and Singapore Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	274	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

Total	$ —		$ 274

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2025 and 2024:

	December 31
	2025	2024
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$274	$268
Current liability recognized in financial statements:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Ultimate financial statement impact if action required:
Investments in SCA	274	268
Total impact if action required	$274	$268

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company acquired five tax credit investments during 2025 or 2024 under this agreement. As of December 31, 2025 and 2024, there is $46 and $48 committed to these purchases.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. It is part of the Company's strategy to utilize these funds for asset and liability management and other strategic initiatives. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,255 and $5,320 at December 31, 2025 and 2024, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2025	2024
Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	29	68
Excess Stock	—	—
Total	$39	$78

At December 31, 2025 and 2024, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2025
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

At December 31, 2025 and 2024, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2025
Total Collateral Pledged	$3,524	$3,909
Maximum Collateral Pledged	3,526	3,977

	Fair Value	Carry Value
December 31, 2024
Total Collateral Pledged	$3,433	$3,956
Maximum Collateral Pledged	3,995	4,603

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the borrowings from the FHLB were as follows:

	December 31,
	2025	2024
	General Account	General Account

Debt [1]	$650	$1,500
Total	$650	$1,500

1 The maximum amount of borrowing during 2025 and 2024 was $1,650 and $1,725, respectively.

As of December 31, 2025, the weighted average interest rate on FHLB advances was 4.162% with a weighted average term of 3.9 years. As of December 31, 2024, the weighted average interest rate on FHLB advances was 4.415% with a weighted average term of 0.9 years.

At December 31, 2025 and 2024, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC primarily to tax-qualified institutional entities such as 401(k) plans and other retirement plans and college savings plans with a book value totaling $26,256 and $32,000 as of December 31, 2025 and 2024, respectively. In a synthetic GIC, the Company generally guarantees book value withdrawals by plan participants from plan-owned assets by paying the difference between book value and the fair value of those assets in the event the book value exceeds fair value upon termination. The Company mitigates the related investment risk through certain contractual provisions and approval of the investment guidelines applicable to the plan-owned assets. Funding requirements to date have been minimal and management does not anticipate future funding requirements having a material financial impact. There were no related reserves as of December 31, 2025 and 2024.

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company's financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company was named in a class action lawsuit alleging that certain monthly deduction rate increases on universal life insurance products in 2022 and 2023 were improper. The Company has entered into a settlement agreement in the amount of $57, pending approval by the court.

The Company was named in a class action lawsuit alleging that policyholders were entitled to persistency bonuses on certain Direct Recognition Life policies. Plaintiffs have issued a best‑and‑final settlement demand of $115, which will be submitted for internal governance approval and is also subject to court approval.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $12 and $14 and an offsetting premium tax benefit $7 and $9 at December 31, 2025 and 2024, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $2, $10 and $0 for the years ended December 31, 2025, 2024 and 2023, respectively.

15.
Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non-applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$301
Fair Value	$460	$245	$327	$310

Ending Balance
BACV	XXX	XXX	XXX	$313
Fair Value	$460	$245	$327	$321

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$315
Fair Value	$200	$266	$323	$320

Ending Balance
BACV	XXX	XXX	XXX	$306
Fair Value	$200	$266	$323	$308

	2025			2024
	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total
ICO - BACV	$276	$38	$314	$257	$49	$306
ICO - FV	283	38	321	259	50	309

These securities have maturity dates that range from January 15, 2026 to November 15, 2079.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$311	$207	$232	$117

Ending Balance (1)
Cash	$311	$207	$81	$117
(1) The remaining collateral held was greater than 90 days from contractual maturity.

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$154	$197	$221	$113

Ending Balance(1)
Cash	$154	$197	$80	$113
(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company does not maintain or utilize dollar repurchase agreements.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2025.

16.
Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2025 through April 24, 2026.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Life Insurance Company	36-6071399

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Fund Services Inc	59-3403587
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
Transamerica United Financial Services LLC	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company) as of December 31, 2025 and 2024 and for the years then ended, and have issued our report thereon dated April 24, 2026. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP
April 24, 2026
Philadelphia, PA

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Millions)

December 31, 2025

SCHEDULE I
Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,098	$3,605	$4,739
States, municipalities and political subdivisions	2,042	1,733	2,042
Foreign governments	791	735	791
Hybrid securities	—	—	—
All other corporate bonds	41,625	39,695	41,624
Preferred stocks	42	40	40
Total fixed maturities	48,598	45,808	49,236

Equity securities
Common stocks:
Industrial, miscellaneous and all other	58	73	73
Total equity securities	58	73	73

Mortgage loans on real estate	8,818		8,818
Real estate	37		37
Policy loans	2,376		2,376
Other long-term investments	1,002		1,002
Receivable for securities	10		10
Receivable for derivative cash collateral posted to counterparty	531		531
Securities lending	1,657		1,657
Cash, cash equivalents and short-term investments	1,103		1,103
Total investments	$64,190		$64,843
 (1) Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.
(2) Bonds of $31 are held at fair value rather than amortized cost. Preferred stock of $40 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2025
Individual life	$28,785	$—	$478	$(365)	$1,914	$(1,718)	$1,815
Individual health	6,273	98	267	595	397	789	169
Group life and health	2,397	17	136	836	130	587	299
Annuity	16,839	—	38	13,966	1,148	20,686	(4,740)
	$54,294	$115	$919	$15,032	$3,589	$20,344	$(2,457)

Year ended December 31, 2024
Individual life	$34,414	$—	$576	$3,467	$1,983	$4,960	$1,418
Individual health	6,304	100	306	625	391	943	196
Group life and health	2,404	17	130	833	158	517	345
Annuity	14,816	—	36	13,842	1,211	19,311	(5,173)
	$57,938	$117	$1,048	$18,767	$3,743	$25,731	$(3,214)

Year ended December 31, 2023
Individual life	$29,961	$—	$493	$2,410	$1,882	$2,870	$1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)
	$52,372	$124	$983	$9,516	$3,597	$14,412	$(1,661)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance
(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2025
Life insurance in force	$820,838	$459,377	$203,762	$565,223	36%

Premiums:
Individual life	$4,592	$5,879	$922	$(365)	(253)%
Individual health	643	52	4	595	1
Group life and health	867	32	1	836	0
Annuity	13,976	13	3	13,966	0
	$20,078	$5,976	$930	$15,032	6%

Year ended December 31, 2024
Life insurance in force	$805,576	$494,708	$234,794	$545,662	43%

Premiums:
Individual life	$4,495	$1,971	$943	$3,467	27%
Individual health	673	53	5	625	1
Group life and health	886	54	1	833	0
Annuity	13,853	16	5	13,842	0
	$19,907	$2,094	$954	$18,767	5%

Year ended December 31, 2023
Life insurance in force	$798,119	$540,679	$262,185	$519,625	50%

Premiums:
Individual life	$4,598	$3,029	$841	$2,410	35%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0
	$16,262	$7,602	$856	$9,516	9%

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit No:	Description

(a)	Board of Directors Resolution

(a)(1)	Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A. Note 1

(a)(2)	Resolution of the Board of Directors of Transamerica Life Insurance Company Approving Plan of Merger with Transamerica Advisors Life Insurance Company. Note 36

(a)(3)	Resolution of the Board of Directors of Transamerica Advisors Life Insurance Company Approving Plan of Merger with Transamerica Life Insurance Company. Note 36

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts

(c)(1)	Amended and Restated Principal Underwriting Agreement – Transamerica Life Insurance Company, on its own behalf and on behalf of the Separate Account and Transamerica Capital, Inc. Note 2

(c)(2)	Broker/Dealer Sales Agreement. Note 3

(d)	Contracts

(d)(1)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

(d)(2)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

(d)(3)	Individual Retirement Annuity Endorsement. Note 1

(d)(4)	Merrill Lynch Life Insurance Company Endorsement. Note 1

(d)(5)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 4

(d)(6)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 4

(d)(7)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 4

(d)(8)	Tax-Sheltered Annuity Endorsement. Note 5

(d)(9)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 6

(d)(10)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 6

(d)(11)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 6

(d)(12)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 6

(d)(13)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 6

(d)(14)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 6

(d)(15)	Contract Schedules to Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 6

(d)(16)	Guaranteed Minimum Income Benefit Rider. Note 7

(e)	Applications

(e)(1)	Application for the Flexible Premium Individual Deferred Variable Annuity. Note 7

(f)	Depositor’s Certificate of Incorporation and By-laws

(f)(1)	Articles of Incorporation of Transamerica Life Insurance Company. Note 8

(f)(2)	Bylaws of Transamerica Life Insurance Company. Note 8

(g)	Reinsurance Contracts

(g)(1)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 9

(g)(2)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 9

(g)(3)	Amendment No. 5 to GMDB Agreement. Note 31

(g)(4)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest Agreement and Amendments No. 1 and 2. Note 9

(g)(5)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 9

(g)(6)	Amendment No. 6 to GMIB Agreement. Note 31

(g)(7)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 9

(g)(8)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 9

(g)(9)	Amendment No. 6 to DBER Agreement. Note 31

(h)	Participation Agreements

(h)(1)	Amended General Agency Agreement. Note 10

(h)(1)(i)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc. Note 1

(h)(1)(ii)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc. Note 1

(h)(1)(iii)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(h)(1)(iv)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(h)(1)(v)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(h)(1)(vi)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc. Note 10

(h)(1)(vii)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc. Note 1

(h)(1)(viii)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc. Note 11

(h)(1)(ix)	Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 10

(h)(1)(x)	Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(h)(1)(xi)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(h)(2)	Amendment No. 8 to Participation Agreement (BlackRock). Note 26

(h)(2)(i)	Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 19

(h)(2)(ii)	Amendment No. 9 to Participation Agreement (BlackRock). Note 38

(h)(3)	Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 11

(h)(3)(i)	Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 11

(h)(3)(ii)	Amendment No. 9 to Participation Agreement (AIM). Note 27

(h)(3)(iii)	Amendment No. 10 to Participation Agreement (AIM). Note 26

(h)(3)(iv)	Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 18

(h)(3)(v)	Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 15

(h)(3)(vi)	Amendment No. 23 to Participation Agreement (Invesco/AIM). Note 37

(h)(3)(vii)	Amendment No. 24 to Participation Agreement (Invesco). Note 38

(h)(4)	Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Note 1

(h)(4)(i)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. Note 11

(h)(4)(ii)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. Note 11

(h)(4)(iii)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. Note 11

(h)(4)(iv)	Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. Note 15

(h)(4)(v)	Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. Note 16

(h)(4)(vi)	Amendment No. 12 to Participation Agreement (AllianceBernstein). Note 27

(h)(4)(vii)	Amendment of Agreements (Confidential Information). Note 24

(h)(4)(viii)	Schedule A Revision 5-1-2015 (AllianceBernstein). Note 30

(h)(4)(ix)	Schedule A Revision 4-18-2019 (AllianceBernstein). Note 36

(h)(4)(x)	Amendment No. 14 to Participation Agreement (AllianceBernstein). Note 37

(h)(4)(xi)	Amendment No. 11 to Participation Agreement (AllianceBernstein). Note 38

(h)(5)	Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. Note 1

(h)(5)(i)	Amendment to the Participation Agreement Among MFS® Variable Insurance Trust SM, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. Note 11

(h)(5)(ii)	Amended and Restated Participation Agreement (MFS). Note 28

(h)(5)(iii)	Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 16

(h)(6)	Participation Agreement Among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. Note 12

(h)(6)(i)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. Note 12

(h)(7)	Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(h)(7)(i)	Participation Agreement Between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Life Insurance Company. Note 12

(h)(7)(ii)	Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Merrill Lynch Life Insurance Company. Note 19

(h)(7)(iii)	Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and Merrill Lynch Life Insurance Company. Note 20

(h)(8)	Participation Agreement Between Mercury Asset Management V.I. Funds, Inc. and Merrill Lynch Life Insurance Company. Note 5

(h)(9)	Participation Agreement Between Davis Variable Account Fund, Inc. and Merrill Lynch Life Insurance Company. Note 14

(h)(9)(i)	Amendment of Agreements (Confidential Information). Note 23

(h)(9)(ii)	Amendment No. 6 to Participation Agreement (Davis). Note 27

(h)(9)(iii)	Amendment No. 7 to Participation Agreement (Davis). Note 27

(h)(9)(iv)	Rule 22c-2 Shareholder Information Agreement Between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 15

(h)(9)(v)	Service Agreement by and between Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 20

(h)(9)(vi)	Amendment No. 8 to Participation Agreement (Davis). Note 37

(h)(9)(vii)	Amendment No. 9 to Participation Agreement (Davis). Note 38

(h)(10)	Participation Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 13

(h)(10)(i)	Amendment of Agreements (Confidential Information). Note 23

(h)(10)(ii)	Amendment No. 4 to Participation Agreement (American Century). Note 27

(h)(10)(iii)	Schedule A Revision 8-18-17 (American Century). Note 32

(h)(10)(iv)	Rule 22c-2 Shareholder Information Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 15

(h)(10)(v)	Amendment No. 5 to Participation Agreement (American Century). Note 37

(h)(11)	Participation Agreement Between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 14

(h)(11)(i)	Participation Agreement Between PIMCO Advisors VIT, OCC Distributors LLC, and Merrill Lynch Life Insurance Company. Note 16

(h)(11)(ii)	Amendment No. 7 to Participation Agreement (PIMCO). Note 27

(h)(11)(iii)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 15

(h)(11)(iv)	Services Agreement between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 20

(h)(11)(v)	Amendment No. 9 to Participation Agreement (PIMCO). Note 37

(h)(11)(vi)	Amendment No. 10 to Participation Agreement (PIMCO). Note 38

(h)(12)	Participation Agreement Between Federated Securities Corp., Insurance Series, and Merrill Lynch Life Insurance Company. Note 16

(h)(12)(i)	Participation Agreement (Federated). Note 27

(h)(12)(ii)	Amendment of Agreements (Confidential Information). Note 23

(h)(12)(iii)	Amendment to Participation Agreement (Federated). Note 23

(h)(12)(iv)	Second Addendum to Participation Agreement (Federated). Note 24

(h)(12)(v)	Rule 22c-2 Shareholder Information Agreement Between Federated Securities Corp. and Merrill Lynch Life Insurance Company. Note 15

(h)(12)(vi)	Amendment No. 2 to Participation Agreement (Federated). Note 37

(h)(12)(vii)	Amendment No. 3 to Participation Agreement (Federated). Note 38
(h)(12)(viii)	Amendment No. 8 to Participation Agreement (Federated). Note 3. Filed Herewith.

(h)(13)	Participation Agreement Between Van Kampen Life Investment Trust and Merrill Lynch Life Insurance Company. Note 14

(h)(13)(i)	Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 17

(h)(14)	Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 15

(h)(14)(i)	Amendment to Participation Agreement by and among Premier VIT, Allianz Global Investors Distributors LLC, and Merrill Lynch Life Insurance Company. Note 15

(h)(15)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 21

(h)(15)(i)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 19

(h)(15)(ii)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 23

(h)(15)(iii)	Participation Agreement (TST). Note 28

(h)(15)(iv)	Amendment No. 2 to Participation Agreement (TST). Note 23

(h)(15)(v)	Amendment No. 4 to Participation Agreement (TST). Note 23

(h)(15)(vi)	Amendment No. 5 to Participation Agreement (TST). Note 23

(h)(15)(vii)	Amendment No. 6 to Participation Agreement (TST). Note 25

(h)(15)(viii)	Amendment No. 7 to Participation Agreement (TST). Note 25

(h)(15)(ix)	Schedule A Revision (TST) 2-5-14. Note 29

(h)(15)(x)	Schedule A Revision 5-1-2015 (TST). Note 30

(h)(15)(xi)	Schedule A Revision 7-1-2015 (TST). Note 30

(h)(15)(xii)	Schedule A Revision 5-1-2016 (TST). Note 30

(h)(15)(xiii)	Schedule A Revision 12-16-2016 (TST). Note 31

(h)(15)(xiv)	Schedule A Revision 9-29-2017 (TST). Note 32

(h)(15)(xv)	Schedule A Revision 05-1-2018 (TST). Note 33

(h)(15)(xvi)	Schedule A Revision 11-1-2018 (TST). Note 35

(h)(15)(xvii)	Participation Agreement (TST). Note 37

(h)(15)(xviii)	Amendment No. 1 to Participation Agreement (TST). Note 37

(h)(15)(xix)	Amendment No. 2 to Participation Agreement (TST). Note 37

(h)(15)(xx)	Amendment No. 3 to Participation Agreement (TST). Note 37

(h)(15)(xxi)	Schedule A Revision 5-1-2023 (TST). Note 37

(h)(15)(xxii)	Amendment No. 4 to Participation Agreement (TST). Note 38

(h)(15)(xxiii)	Amended Schedule A to Participation Agreement (TST). Note 38

(h)(16)	Fund Participation Agreement (Lincoln). Note 38

(h)(16)(i)	Amendment No. 1 to Participation Agreement (Lincoln). Note 38

(h)(16)(ii)	Amendment No. 2 to Participation Agreement (Lincoln). Note 38

(h)(16)(iii)	Amendment No. 3 to Participation Agreement (Lincoln). Note 38

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(l)(i)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Form of Initial Summary Prospectuses. Not Applicable

(p)	Powers of Attorney. Filed herewith.

(p)(1)	Resolution of the Board of Directors Authorizing the Principal Executive Officer to sign on behalf of Transamerica Life Insurance Company pursuant to power of attorney. Note 38.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) filed on December 10, 1996.

Note 2.	Incorporated by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-187912) filed on April 15, 2013.

Note 3.	Incorporated by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-185573) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-43773) filed on April 26, 1995.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) filed on April 13, 1999.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) filed on March 2, 2001.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) filed on August 8, 2002.

Note 8.	Incorporated by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43773) filed on April 28, 1994.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 33-43773) filed on April 23, 1997.

Note 11.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-90243) filed on November 3, 1999.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) filed on May 1, 1998.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-43773) filed on April 30, 2001.

Note 14.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-90243) filed on March 31, 2000.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 33-43773) filed on April 17, 2007.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-90243) filed on April 23, 2004.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-90243) filed on April 21, 2006.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) filed on April 17, 2007.

Note 19.	Incorporated herein by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on August 17, 2007.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) filed on April 25, 2008.

Note 21.	Incorporated herein by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) filed on March 27, 2008.

Note 22.	Incorporated herein by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on January 4, 2008.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-43773) filed on September 10, 2012.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 37 to Form N-4 Registration Statement (File No. 33-43773) filed on April 23, 2013.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 33-43773) filed on April 21, 2014.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No. 33-43773) filed on April 27, 2011.

Note 27.	Incorporated herein by reference to Post-Effective Amendment No. 35 to Form N-4 Registration Statement (File No. 33-43773) filed on April 26, 2012.

Note 28.	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-118362) filed on April 23, 2010.

Note 29.	Incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-4 Registration Statement (File No. 33-43773) filed on April 27, 2015.

Note 30.	Incorporated herein by reference to Post-Effective Amendment No. 40 to Form N-4 Registration Statement (File No. 33-43773) filed on April 25, 2016.

Note 31.	Incorporated herein by reference to Post-Effective Amendment No. 41 to Form N-4 Registration Statement (File No. 33-43773) filed on April 25, 2017.

Note 32.	Incorporated herein by reference to Post-Effective Amendment No. 42 to Form N-4 Registration Statement (File No. 33-43773) filed on April 23, 2018.

Note 33.	Incorporated herein by reference to Post-Effective Amendment No. 43 to Form N-4 Registration Statement (File No. 33-43773) filed on August 16, 2018.

Note 34.	Incorporated herein by reference to Post-Effective Amendment No. 44 to Form N-4 Registration Statement (File No. 33-43773) filed on April 29, 2019.

Note 35.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-232454) filed on July 1, 2019.

Note 36.	Incorporated herein by reference to Post-Effective Amendment No.1 to Form N-4 Registration Statement (File No. 333-232454) filed on April 29, 2020.

Note 37.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-232454) filed on April 26, 2024.

Note 38.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-232454) filed on April 28, 2025
Note 39.	Filed Herewith.

Item 28.  Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl	Director and President
1801 California St. Suite 5200
Denver, CO 80202

Bonnie T. Gerst	Director, Chairman of the Board and Senior Vice President, Financial Assets
6400 C Street SW
Cedar Rapids, Iowa 52499

Andrew S. Williams	Director, General Counsel, Secretary and Senior Vice President
100 Light Street
Baltimore, MD 21202

Maurice Perkins	Director, Chief Corporate Affairs Officer
100 Light Street
Baltimore, MD 21202

Matt Keppler	Director, Chief Financial Officer, Executive Vice President and Treasurer
100 Light Street
Baltimore, MD 21202

Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President
100 Light Street
Baltimore, MD 21202

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

8

As of December 31, 2025, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.

Aegon Ltd. Subsidiaries Under Common Control

Company Name	Immediate Parent Ownership %	City Statutory Seat	State/Country	Parent
239 West 20th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
25 East 38th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
313 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
319 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
Administrative Group, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Mediacion S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Serenitas, S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	AHDF Manager I, LLC
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	Transamerica Life Insurance Company
AEGON AM Funds, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners I, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners II, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners III, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
AEGON Asia B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Asset Management (Asia) Limited	100.00%	Hong Kong	Hong Kong	AEGON Asset Management Holding B.V.
AEGON Asset Management Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Asset Management Hungary B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management Limited	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK plc
Aegon Asset Management Pan-Europe B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management UK Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON Asset Management Holding B.V.
Aegon Asset Management UK plc	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK Holdings Limited
AEGON Brazil Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON Brazil Holding II B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON CEE B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
Aegon Community Investments 50, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 51, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 52, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 53, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 54, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 55, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 56, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 57, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 58, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 59, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 60, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 61, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 62, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 63, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 64, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 65, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 66, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 67, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 68, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Aegon Community Investments 69, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 70, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
AEGON Corporate Center B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Custody B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Derivatives N.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Digital Investments Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Direct Marketing Services International, LLC	100.00%	Baltimore	United States	AUSA Holding, LLC
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services, Inc.	100.00%	Baltimore, MD	United States	Transamerica Life Insurance Company
AEGON DMS Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON EDC Limited	100.00%	Edinburgh	United Kingdom	Aegon Ltd.
Aegon Employees Netherlands B.V.	100.00%	The Hague	Netherlands	AEGON Europe Holding B.V.
Aegon Energy Management, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Aegon Energy Partners Fund, LLC	100.00%	Wilmington	United States	Aegon Energy Management, LLC
AEGON España, S.A.U. de Seguros y Reaseguros	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Europe Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Financial Services Group, Inc.	100.00%	St. Paul, Minnesota	United States	Transamerica Life Insurance Company
AEGON Funding Company LLC	100.00%	Wilmington, Delaware	United States	Transamerica Corporation
Aegon Global Services, LLC	100.00%	Cedar Rapids, Iowa	United States	Commonwealth General Corporation
AEGON Growth Capital Fund I C.V.	100.00%	Amsterdam	Netherlands	AEGON Growth Capital Fund I GP B.V.
AEGON Growth Capital Fund I GP B.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
AEGON Growth Capital Management B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Iberia Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON India Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Insights Limited	100.00%	Hong Kong	Hong Kong	AEGON DMS Holding B.V.
AEGON Institutional Markets, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
Aegon Insurance Asset Management Company Limited	100.00%	Shanghai	China	Aegon Ltd.
AEGON International B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Investment Management B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Investment Solutions - Nominee 1 (Gross) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 2 (Net) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 3 (ISA) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions Ltd	100.00%	Edinburgh	United Kingdom	Aegon UK Investment Holdings Limited
Aegon Investments Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Aegon LIHTC Fund 51, LLC	0.01%	Wilmington	United States	Aegon Community Investments 51, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Aegon Community Investments 52, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Aegon Community Investments 55, LLC
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 57, LLC	0.01%	Wilmington	United States	Aegon Community Investments 57, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Aegon Community Investments 58, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 62, LLC	0.01%	Wilmington	United States	Aegon Community Investments 62, LLC
Aegon LIHTC Fund 65, LLC	0.01%	Wilmington	United States	Aegon Community Investments 65, LLC
Aegon LIHTC Fund 66, LLC	0.01%	Wilmington	United States	Aegon Community Investments 66, LLC
Aegon LIHTC Fund 68, LLC	100.00%	Wilmington	United States	Aegon Community Investments 68, LLC
Aegon LIHTC Fund 70, LLC	100.00%	Wilmington	United States	Aegon Community Investments 70, LLC
Aegon Ltd.		Hamilton	Bermuda
AEGON Management Company	100.00%	Indianapolis, Indiana	United States	Transamerica Corporation

Aegon Mediacion S.L.U.	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Mexico Holding B.V.	100.00%	The Hague	Netherlands	AEGON DMS Holding B.V.
Aegon Opportunity Zone Fund Joint Venture 1, LP	0.16%	Wilmington	United States	Aegon OZF Investments 1, LLC
Aegon OZF Investments 1, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON Pension Trustee Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SIPP GUARANTEE NOMINEE LIMITED	100.00%	London	United Kingdom	AEGON UK plc
Aegon SIPP Nominee 2 Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON SIPP Nominee Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Taiwan Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon THTF Life Insurance Co., Ltd.	50.00%	Shenzhen	China	AEGON International B.V.
AEGON Treasury Investments B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON UK Corporate Services Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Aegon UK Investment Holdings Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON UK plc	100.00%	London	United Kingdom	AEGON Europe Holding B.V.
AEGON UK Property Fund Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON USA Asset Management Holding, LLC	100.00%	Cedar Rapids, IA	United States	AUSA Holding, LLC
AEGON USA Investment Management, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Asset Management Holding, LLC
AEGON USA Real Estate Services, Inc.	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors of California, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors, LLC	100.00%	Des Moines	United States	AEGON USA Asset Management Holding, LLC
Aegon Workforce Housing Fund 2 Holding Company B, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing Fund 3 Holding Company, LLC	70.00%	Wilmington	United States	Aegon Workforce Housing Fund 3, L.P
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing JV 4A, LLC	44.50%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4B, LLC	25.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4C, LLC	10.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing Park at Via Rosa REIT, LLC	20.83%	Cedar Rapids, Iowa	United States	Aegon Workforce Housing Separate Account 1, LLC
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Financial Life Insurance Company
AEGONINDUSTRIAL Capital Management (Shanghai) Co., Ltd.	49.00%	Shanghai, China	China	AEGON-INDUSTRIAL Fund Management Co., LTD.
AEGON-INDUSTRIAL Fund Management Co., LTD.	49.00%	Shanghai	China	AEGON International B.V.
AGT Hungary IT Service Korlátolt Felelősségű Társaság	100.00%	Budapest	Hungary	AEGON EDC Limited
AHDF Manager I, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
ALH Properties Eight LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Eleven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Four LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Nine LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seventeen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Sixteen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Ten LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Twelve LLC	100.00%	Wilmington	United States	FGH USA LLC

ALH Properties Two LLC	100.00%	Wilmington	United States	FGH USA LLC
AMFETF Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AMTAX Holdings 713 LLC	100.00%	Cleveland	United States	TAHP Fund 2, LLC
Andrews Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Apollo Housing Capital Arrowhead Gardens, L.L.C.	0.01%	Wilmington	United States	Garnet LIHTC Fund XXXV, LLC
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Life Insurance Company
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Financial Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
ASR Nederland N.V.	26.60%			Aegon Ltd.
AUSA Holding, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
AUSA Properties, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AWHF2 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHF2 Subsidiary Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company C, LLC
AWHF3 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHJV4 Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHSA Manager 1, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Realty Advisors, LLC
Barfield Ranch Associates, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Barrington Hamilton Personal Asset Management Ltd	100.00%	London	United Kingdom	Origen Financial Services Limited
Café e Restaurante MAG Ltda.	50.00%	São Paolo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Carle Place Leasehold SPE, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Cofunds Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Cofunds Nominees Ltd	100.00%	London	United Kingdom	Cofunds Limited
Commonwealth General Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	AEGON International B.V.
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	Aegon Ltd.
Cornerstone International Holdings Ltd.	100.00%	London	United Kingdom	AEGON DMS Holding B.V.
Creditor Resources, Inc.	100.00%	Bingham Farms, MI	United States	AUSA Holding, LLC
CRI Solutions, Inc.	100.00%	Elkridge, MD	United States	Creditor Resources, Inc.
Dawn Holdings LLC	19.90%		United States	Commonwealth General Corporation
Dawn Re, Inc	19.90%		United States	Dawn Holdings LLC
Dorset Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Equitable AgriFinance, LLC	50.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Favela Promoção e Vendas Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
FGH Realty Credit LLC	100.00%	Wilmington	United States	FGH USA LLC
FGH USA LLC	100.00%	Wilmington	United States	RCC North America LLC
Fifth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Financial Planning Services, Inc.	100.00%	Washington, D.C.	United States	Commonwealth General Corporation
FINANCIERE DE L’ECHIQUIER	25.00%	Paris	France	LBP AM
First FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Fourth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
FSBA AAM Strategic Fund I, LP	2.44%	Wilmington	United States	TA-APOP II, LLC
FSBA AAM Strategic Fund II, LP	2.46%	Wilmington	United States	APOP III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	Aegon AM Private Equity Partners III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	APOP IV, LLC
Garnet Assurance Corporation	100.00%	Frankfort	United States	Transamerica Life Insurance Company
Garnet Assurance Corporation II	100.00%	Des Moines	United States	Commonwealth General Corporation
Garnet Assurance Corporation III	100.00%	Des Moines	United States	Transamerica Life Insurance Company
Garnet Community Investments IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments X, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Garnet Community Investments XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XL, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVIII, LLC	100.00%	Wilminigton	United States	Transamerica Life Insurance Company
Garnet Community Investments XVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Garnet Community Investments IX, LLC
Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Garnet Community Investments V, LLC
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Garnet Community Investments VI, LLC
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments VIII, LLC
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund X, LLC	0.01%	Wilmington	United States	Garnet Community Investments X, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Garnet Community Investments XI, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-A, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-B, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-C, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-A, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-B, LLC
Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC

Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XL, LLC	0.01%	Wilmington	United States	Garnet Community Investments XL, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Garnet Community Investments XLI, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XLII, LLC
Garnet LIHTC Fund XLVI, LLC	0.01%	Wilmington		Garnet Community Investments XLVI, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Garnet Community Investments XLVII, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Garnet Community Investments XLVIII, LLC
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Transamerica Financial Life Insurance Company
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XVIII, LLC
Garnet LIHTC Fund XX, LLC	100.00%	Wilmington	United States	Garnet Community Investments XX, LLC
Garnet LIHTC Fund XXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Garnet Community Investments XXIV, LLC
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIX, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXIX, LLC
Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet Community Investments XXV, LLC
Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet LIHTC Fund XXVIII, LLC
Garnet LIHTC Fund XXVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXVI, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Garnet Community Investments XXVII, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXVIII, LLC
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXXI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXI, LLC
Garnet LIHTC Fund XXXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXII, LLC
Garnet LIHTC Fund XXXIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXIII, LLC
Garnet LIHTC Fund XXXIX, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXIX, LLC
Garnet LIHTC Fund XXXV, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXV, LLC
Garnet LIHTC Fund XXXVI, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXVI, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXXVII, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
GoBear (Philippines) Inc.	50.00%	Manila	Philippines	Woodpecker Asia Tech PTE Ltd.
GoBear (Vietnam) Co., Ltd.	50.00%	Ho Chi Minh City	Vietnam	Woodpecker Asia Tech PTE Ltd.
Hague Reinsurance Management N.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
Horizons Acquisition 5, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Horizons St. Lucie Development, LLC	100.00%	Plantation	United States	PSL Acquisitions Operating, LLC
Hubei Xinhuaxin Insurance Sales Company Limited	12.40%	Hubei Province, China	China	AEGON International B.V.
Imani FE, L.P.	99.99%	Los Angeles	United States	TAH Imani Fe GP, LLC
Imani FE, L.P.	99.99%	Los Angeles	United States	Garnet LIHTC Fund XIV, LLC
Investors Warranty of America, LLC	100.00%	Iowa	United States	RCC North America LLC

Ironwood Re Corp.	100.00%	Honolulu, Hawaii	United States	Commonwealth General Corporation
IZNES SAS	0.64%	Paris	France	LBP AM
Kognita Lab S.A.	4.37%	São Paulo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
LBP AM	25.00%	Paris	France	AEGON Asset Management Holding B.V.
LBP AM	25.00%	Paris	France	LBP AM
LBPAM Private Debt GP Lux SARL	25.00%	Luxembourg	Luxembourg	LBP AM
LCS Associates, LLC	100.00%	Wilmington	United States	RCC North America LLC
Life Investors Alliance LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Lochside Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Longevity Services Consultoria e Serviços Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
MAG Consultoria de Investimentos Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
MAG Instituição de Pagamento Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral Aegon Holding Financeira
MAG Tanure Holding Participações S.A.	25.00%	Belo Horizonte, Minas Gerais	Brazil	Mongeral AEGON Holding Ltda.
Minster Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Mitigation Manager LLC	100.00%	Wilmington	United States	RCC North America LLC
Momentum Group Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Money Services, Inc.	100.00%	Wilimington	United States	AUSA Holding, LLC
Mongeral Aegon Administração de Benefícios LTDA.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Capitalização S.A.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Seguros e Previdência SA
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	AEGON Brazil Holding II B.V.
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral Aegon Holding Financeira	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Mongeral AEGON Holding Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Mongeral AEGON Investimentos Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Renda Variavel Ltda	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral AEGON Seguros e Previdência SA	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding B.V.
Monumental General Administrators, Inc.	100.00%	Baltimore, MD	United States	AUSA Holding, LLC
MT ADMINISTRADORA E CORRETORA DE SEGUROS LTDA	50.00%	São Paulo	Brazil	Mongeral AEGON Holding Ltda.
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Financial Life Insurance Company
NEWCAST PROPERTY DEVELOPMENTS (ONE) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
NEWCAST PROPERTY DEVELOPMENTS (TWO) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
Nomagon Title Grandparent, LLC	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Nomagon Title Holding 1, LLC	100.00%	Wilmington	United States	Nomagon Title Parent, LLC
Nomagon Title Parent, LLC	100.00%	Wilmington	United States	Nomagon Title Grandparent, LLC
North Westerly Holding B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Origen Financial Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Trustee Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Osceola Mitigation Partners, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Pearl Holdings, Inc. I	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pearl Holdings, Inc. II	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pension Geeks Limited	100.00%	London	United Kingdom	AEGON UK plc
Peoples Benefit Services, LLC	100.00%	Exton, PA	United States	Transamerica Life Insurance Company
Placer 400 Investors, LLC	50.00%	Sacremento	United States	RCC North America LLC
PSL Acquisitions Operating, LLC	100.00%	Des Moines	United States	RCC North America LLC
PT Futuready Insurance Broker	80.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	Aegon Insights Limited

PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
RCC North America LLC	100.00%	Wilmington	United States	Transamerica Corporation
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
River Ridge Insurance Company	100.00%	Burlington, VT	United States	AEGON Management Company
Rock Springs Drive, LLC	98.00%	Lutherville	United States	Investors Warranty of America, LLC
SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable plc
Scottish Equitable Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Second FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Serenitas, S.L.U.	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
Seventh FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Sicoob Seguradora de Vida e Previdência S.A.	25.00%	Rio de Janeiro	Brazil	Mongeral AEGON Seguros e Previdência SA
Simple2u Seguros S.A.	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Seguros e Previdência SA
St. Lucie West Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Stonebridge Benefit Services, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
TA Private Equity Assets, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Financial Life Insurance Company
TABR Realty Services, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
TAH Imani Fe GP, LLC	100.00%	Los Angeles	United States	Garnet Assurance Corporation
TAH Pentagon Funds, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
TAHP Fund 2, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund VIII, LLC
TAHP Fund VII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIX, LLC
TAH-Solar SLP, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
Tenet Group Limited (Minority Shareholding)	23.27%	London	United Kingdom	AEGON UK plc
TLIC Oakbrook Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
TLIC Watertree Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
Tradition Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Transamerica (Bermuda) Services Center, Ltd.	100.00%	Hamilton, BM	Bermuda	AEGON International B.V.
Transamerica Affordable Housing, Inc.	100.00%	Los Angeles	United States	TABR Realty Services, LLC
Transamerica Agency Network, LLC	100.00%	Cedar Rapids	United States	AUSA Holding, LLC

Transamerica Asset Holding, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Bermuda Re, Ltd.	100.00%	Hamilton, BM	Bermuda	Transamerica Life Insurance Company
Transamerica Capital, LLC	100.00%	Denver	United States	AUSA Holding, LLC
Transamerica Casualty Insurance Company	100.00%	Cedar Rapids, IA	United States	Transamerica Corporation
Transamerica Corporation	100.00%	Wilmington, DE	United States	AEGON International B.V.
Transamerica Corporation	100.00%	Portland, Oregon	United States	Transamerica Corporation
Transamerica Direct Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	AEGON DMS Holding B.V.
Transamerica Direct Marketing Consultants Private Limited	100.00%	Mumbai	India	AEGON DMS Holding B.V.
Transamerica Finance Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Transamerica Financial Advisors, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
Transamerica Financial Life Insurance Company	100.00%	Albany, New York	United States	Transamerica Corporation
Transamerica Foundation	100.00%	Des Moines, Iowa	United States	Transamerica Corporation
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Health Savings Solutions, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Institute	100.00%	Cedar Rapids, Iowa	United States	Transamerica Corporation
Transamerica Insurance Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	Transamerica Direct Marketing Asia Pacific Pty. Ltd.
Transamerica International Direct Marketing Consultants, LLC	49.00%	Baltimore, Maryland	United States	AEGON Direct Marketing Services, Inc.
Transamerica Investors Securities, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Life (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Transamerica Life Insurance Company
Transamerica Life Insurance Company	100.00%	Cedar Rapids, IA	United States	Commonwealth General Corporation
Transamerica Life International (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Aegon Ltd.
Transamerica Resources, Inc.	100.00%	Baltimore, MD	United States	Monumental General Administrators, Inc.
Transamerica Retirement Advisors, LLC	100.00%	Wilmington, DE	Netherlands	Transamerica Retirement Solutions, LLC
Transamerica Retirement Insurance Agency, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Retirement Solutions, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Stable Value Solutions Inc.	100.00%	Wilmington	United States	Commonwealth General Corporation
Transamerica Travel and Conference Services, LLC	100.00%	Cedar Rapids	United States	Money Services, Inc.
Transamerica Trust Company	100.00%	Cedar Rapids	Netherlands	AUSA Holding, LLC
Transamerica United Financial Services, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
Transamerica Ventures Fund II, LLC	100.00%	Wilmington, Delaware	United States	AUSA Holding, LLC
ULI Funding, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
WFG Insurance Agency of Puerto Rico, Inc.	100.00%	San Juan	Puerto Rico	World Financial Group Insurance Agency, LLC
WFG Properties Holdings, LLC	100.00%	Atlanta, GA	United States	World Financial Group, Inc.
WFG Securities Inc.	100.00%	Vaughan	Canada	World Financial Group Holding Company of Canada Inc.
Winsocial Administradora de Benefícios Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Woodpecker Asia Holding I B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Holding II B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Tech PTE Ltd.	50.00%	Singapore	Singapore	Woodpecker Holding B.V.
Woodpecker Holding B.V.	50.00%	The Hague	Netherlands	AEGON International B.V.
World Financial Group Holding Company of Canada Inc.	100.00%	Vaughan	Canada	Commonwealth General Corporation
World Financial Group Insurance Agency of Canada Inc.	100.00%	Toronto	Canada	World Financial Group Holding Company of Canada Inc.
World Financial Group Insurance Agency of Hawaii, Inc.	100.00%	Honolulu	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Massachusetts, Inc	100.00%	Quincy	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Wyoming, Inc.	100.00%	Cheyenne	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency, LLC	100.00%	Los Angeles	United States	AUSA Holding, LLC
World Financial Group, Inc.	100.00%	Wilmington	United States	Transamerica Asset Holding, LLC
Yarra Rapids, LLC	17.64%	Wilmington	United States	Real Estate Alternatives Portfolio 4 MR, LLC
Zahorik Company, Inc.	100.00%	Los Angeles	United States	AUSA Holding, LLC
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Financial Life Insurance Company

Item 30.  Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters

(a) Transamerica Capital, LLC serves as the principal underwriter for:

Transamerica Capital, LLC serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, LLC serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, LLC also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b) Directors and Officers of Transamerica Capital, LLC:

Name	Principal Business Address	Position and Officers with Underwriter
Timothy Ackerman	(3)	Manager, President & Asset Management Distribution
Brian Beitzel	(2)	Chief Financial Officer & Treasurer
Mark Halloran	(3)	Manager & Vice President
David Cheung	(3)	Assistant Secretary
Jonathan Cressman	(3)	President, Annuity Distribution
Daniel Goodman	(1)	Secretary
Doug Hellerman	(3)	Chief Compliance Officer & Vice President
Jennifer Pearce	(3)	Vice President
100 Light Street, Floor B1, Baltimore, MD 21202 6400 C Street SW, Cedar Rapids, IA 52499-0001 1801 California Street, Suite 5200, Denver, CO 80202

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, LLC	$6,459,006	$0	$0	$0

  (1) Fiscal Year 2025

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 6400 C Street SW., Cedar Rapids, Iowa 52499.

Item 33.  Management Services.

All management service policies, if any, are discussed in Part A or Part B.

Item 34.  Undertakings

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Brooksville and State of Florida, on April 27, 2026.

Merrill Lynch Life Variable Annuity Separate Account A
(Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
(Depositor)

*
By:	Jamie Ohl
Director and President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2026.

Signatures	Title

*	Director and President (Principal Executive Officer)
Jamie Ohl

*	Director, Chairman of the Board and Senior Vice President, Financial Assets
Bonnie T. Gerst

*	Director and Chief Corporate Affairs Officer
Maurice Perkins

*	Director, General Counsel, Senior Vice President and Secretary
Andrew S. Williams

*	Director, Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Matt Keppler

*	Director, Chief Strategy & Development Officer and Senior Vice President
Chris Giovanni

/s/ Brian Stallworth*	Assistant Secretary
Brian Stallworth
*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.